UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF 2009 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

MGP INGREDIENTS, INC.

Cray Business Plaza

100 Commercial Street

Atchison, Kansas 66002

September 25, 2009

NOTICE OF ANNUAL MEETING

To the Stockholders:

The Annual Meeting of Stockholders of MGP Ingredients, Inc. will be held at the Presbyterian Community Center, 401 Santa Fe, Atchison, Kansas 66002, on Thursday, October 22, 2009, beginning at 10:00 a.m., local time, for the following purposes:

•                  To elect three directors, each for a three-year term expiring in 2012;

•                  To elect one director for a two-year term expiring in 2011;

•                  To consider and vote upon a proposal to amend Section 4(a) of the Stock Incentive Plan of 2004 to increase the number of shares authorized to be awarded under the Plan from 980,000 to 2,680,000;

•                  To consider and vote upon a proposal to amend Section 8(b)(ii) of the Stock Incentive Plan of 2004 to add modified economic profit as a business criteria that may be used in awards intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code;

•                  To consider and vote upon a proposal to amend Section 1.3(a) of the Non-Employee Directors’ Restricted Stock Plan to increase the number of shares authorized to be awarded under such Plan from 75,000 to 175,000; and

•                  To transact such other business as may properly come before the meeting.

Holders of Common and Preferred Stock of record on the books of the Company at the close of business on September 10, 2009, will be entitled to vote at the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE. GENERALLY, YOU MAY VOTE BY TELEPHONE, BY INTERNET, OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. SPECIFIC INSTRUCTIONS APPEAR ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.

By Order of the Board of Directors

John R. Speirs
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 22, 2009.  This Notice, the Company’s proxy statement and its annual report to stockholders are available at www. proxyvote.com.

PROXY STATEMENT

This Proxy Statement and the enclosed form of Proxy/Voting Instruction Card are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of MGP Ingredients, Inc. (the “Company”) to be held on Thursday, October 22, 2009, as set forth in the preceding Notice.  It is expected that this Proxy Statement and the enclosed form of Proxy/Voting Instruction Card will be mailed to stockholders commencing September 25, 2009.

GENERAL INFORMATION

The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on September 10, 2009 are entitled to notice of and to vote at the Annual Meeting.  The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding shares of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting.  As of September 10, 2009, there were 16,748,601 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote.  In the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors.  The candidates for office who receive the highest number of votes will be elected. Both classes of stock are entitled to vote separately upon the proposals for the approval of  the amendments to the Company’s Stock Incentive Plan of 2004 and its Non-Employee Directors’ Restricted Stock Plan.  The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval of such amendments.  Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat (or such higher voting requirement as may be specified by law or the Company’s Amended and Restated Articles of Incorporation) is required for approval of other proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.  With respect to shares relating to any Proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal.  With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

Stockholders of record may vote in person at the Annual Meeting or by granting a proxy. Common shares may be voted by proxy in one of the following ways: (i) by Internet at the address listed on the enclosed Proxy/Voting Instruction Card, (ii) by telephone using the toll-free number listed on the enclosed Proxy/Voting Instruction Card, or (iii) by returning the enclosed Proxy/Voting Instruction Card (signed and dated) in the envelope provided. All shares represented by a Proxy that is properly submitted and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors and for the proposed amendments to the Stock Incentive Plan of 2004 and the Non-Employee Directors’ Restricted Stock Plan.

Stockholders holding shares in street name are receiving a voting instruction card from their broker, trustee or other nominee, and should check the voting form used by that firm to determine whether the stockholder may provide voting instructions to the broker or other nominee by telephone or the Internet.

Persons with shares held in the Company’s Employee Stock Purchase Plan (“ESPP”) will receive a Proxy/Voting Instruction Card in the same form that is sent to record holders of Common Stock and may give their voting instructions to the ESPP plan administrator by any of the methods specified above.  If you hold shares in the ESPP and do not provide instructions, your shares will not be voted.  Persons with shares in the Company’s Employee Stock Ownership Plan (“ESOP”) are receiving a voting instruction card from the plan trustee.  To vote these shares, ESOP participants will need to follow the instructions on the voting instruction card.  The trustees will vote ESOP shares in a participant’s account as directed by the participant.  If no direction is given, it is anticipated that the trustees will vote the participant’s shares in accordance with the recommendation of the Company’s Board of Directors.

Proxies may be revoked at any time before they are exercised: (i) by written notice to the Corporate Secretary, (ii) by telephone or electronic notice to the Company’s transfer agent, (iii) by a properly executed, later-dated written or electronic proxy, or (iv) by voting by ballot at the Annual Meeting. Your voting method will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.  The principal executive offices of the Company are located at Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002 and the Company’s telephone number at that address is (913) 367-1480.

ELECTION OF DIRECTORS

Nominees

Two Group A Directors and two Group B Directors are required to be elected at the Annual Meeting.  The holders of the Common Stock are entitled to vote for the persons nominated for the Group A positions.  The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions.  Linda E. Miller and Daryl R. Schaller Ph.D. have been nominated by the Board of Directors for election to the Group A positions for terms expiring at the Annual Meeting in 2012.  Michael Braude has been nominated by the Board of Directors for election to a Group B position for a term expiring at the Annual Meeting in 2012.  Karen Seaberg has been nominated by the Board of Directors for election to a Group B position for a term expiring at the Annual Meeting in 2011.  Ms. Miller has been a director since 2000, Dr. Schaller has been a director since 1997 and Mr. Braude has been a director since 1991.  Mrs. Seaberg was appointed to the Board in August 2009 when her husband, Ladd Seaberg, whose term otherwise would have expired in 2011, resigned from the Board.  Each of the nominees has consented to serve if elected.  If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

GROUP A NOMINEES
(For terms expiring in 2012)

LINDA E. MILLER

Ms. Miller, age 56, has been a director since June 2000. She is a member of the Audit Review Committee and the Human Resources and Compensation Committee. She is an independent marketing consultant and has been a member of the Engineering Management Graduate Faculty at the University of Kansas since 1989. She was previously employed by Dupont, Baxter Healthcare and the American Business Women’s Association, Kansas City, Missouri.

DARYL R. SCHALLER, Ph.D.

Dr. Schaller, age 65, has been a director since October, 1997. He is Chairman of the Human Resources and Compensation Committee and a member of the Audit Review Committee. He currently provides, and from 1996 through November 2001 provided, consulting services through his consulting firm, Schaller Consulting. He was Vice President of Research and Development of International Multifoods Corp., of Minneapolis, Minnesota, from November 2001 through June

2003. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President—Scientific Affairs from 1994 until 1996, and previously was Senior Vice President—Research, Quality and Nutrition for Kellogg.

GROUP B NOMINEE
(For a term expiring in 2011)

KAREN SEABERG

Mrs. Seaberg, age 62, has been a director since August 2009.  She has been an executive travel agent with the Atchison Travel Center for the past 20 years and is co-owner of a local Long John Silver’s franchise in Atchison, Kansas.  Mrs. Seaberg is active in civic affairs at the local and national levels including the 2004-06 Lewis & Clark national Bicentennial Commemoration, the Atchison Chamber of Commerce and the Atchison River Front/Downtown Development.  She served on the Lewis & Clark Trail Heritage Foundation board from 2003 to 2007 and as its national president from 2007-2008. Mrs. Seaberg served on the Atchison Hospital Board from 1990 to 2004, and presently serves on the Board of the Cray Medical Research Organization at the University of Kansas Medical Center, Kansas City, Kansas, a position she has held since 1995. She is the daughter of Cloud L. Cray, Jr.

GROUP B NOMINEE (For a term expiring in 2012)

MICHAEL BRAUDE

Mr. Braude, age 73, was the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange, from 1984 until his retirement in 2000. Mr. Braude is a director of Kansas City Life Insurance Company, a director of Midwest Trust Company, Kansas City, Missouri, a trustee of Midwest Research Institute and a trustee of the Kansas Public Employees Retirement System.

OTHER
GROUP A DIRECTORS

JOHN R. SPEIRS

Mr. Speirs, age 60, has been a director since 2004. His current term expires in 2010. He is a member of the Audit Review Committee, the Human Resources and Compensation Committee and the Nominating Committee.  He serves as lead director and was named Chairman of the Board upon the retirement of Ladd Seaberg from Board service on August 27, 2009.  He is the Chairman and co-founder of Stellus Consulting, a Minneapolis, Minnesota-based strategy consulting firm formed in 2001 that specializes in business strategy, strategic visioning, merger and acquisition support and branding strategy.  From 1998 to 2000 he served as Executive Vice President of Marketing for Diageo PLC and from 1989 to 1998 he served in various capacities with Pillsbury, the last being as Senior Vice President of Strategy and Brand Development from 1995 to 1998. Prior thereto he served as an officer and in other management capacities with Lever Brothers from 1975.

GARY GRADINGER

Mr. Gradinger, age 66, has been a director since June 2005.  His current term expires in 2011.  He is Chairman of the Nominating Committee and a member of the Audit Review Committee and the Human Resources and Compensation Committee. Since 1983, he has served as  the Chairman and Chief Executive Officer of Golden Star, Inc., a privately owned company which is engaged in the production of textile cleaning, communication and safety products.  He also serves as a director of Buffalo Funds, Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo US Global Fund, Inc., Buffalo Balanced Fund, Inc. and Buffalo Small Cap Fund, Inc.

OTHER
GROUP B DIRECTORS

JOHN E. BYOM

Mr. Byom, age 55, has been a director since 2004. His current term expires in 2010.  He is Chairman of the Audit Review Committee and a member of the Human Resources and Compensation Committee and the Nominating Committee.  Since October 2007, Mr. Byom has been an owner and the CEO of Classic Provisions, Inc., a specialty foods distribution company based in Plymouth, Minnesota.  He is the former Chief Financial Officer of International Multifoods Corporation.  He left that company in March 2005 after 26 years with the company, including four years as Vice President of Finance and Chief Financial Officer, from March 2000 to June 2004. After the sale of Multifoods to The J.M. Smucker Company in June 2004, he was President of Multifoods Foodservice & Bakery Products. Prior to his time as CFO, Mr. Byom was President, US Manufacturing from July 1999 to March 2000, and Vice President of Finance and IT for the North American Foods Division from 1993 to 1999. Mr. Byom held various other positions prior thereto, including Controller of the Bakery Products Division from 1990 to 1991 and Internal Auditor and Supervisor of Audit from 1979 to 1981.  Mr. Byom also is a director of Prestige Brands Holdings, Inc.

CLOUD L. CRAY, JR.

Mr. Cray, age 86, has been a director since 1957.  His current term expires in 2010.  He served as Chairman of the Board from 1980 until 2006 and as Chief Executive Officer from 1980 to September, 1988, and has been an officer or director of the Company  for more than 50 years.  He is the father of Karen Seaberg.

TIMOTHY W. NEWKIRK

Mr. Newkirk, age 41, has served as President and Chief Executive Officer since March 2008.  His current term expires in 2011.  He served as Director of Operations from May 2005 to March 2006, as  Vice President and Chief Operating Officer from March 2006 to October 2006, and as President and Chief Operating Officer from October 2006 to March 2008. He began his career with the Company in 1991, serving initially as a distillery shift manager and later as a process engineer, project engineer and quality control manager at the Company’s Atchison plant. He was promoted to manager of the Company’s Pekin, Illinois plant in 1997, and served in that capacity until the spring of 2000, when he accepted the position of Vice President of Operations for the former High Plains Corporation, an ethanol production company located in Wichita, Kansas, which in fiscal 2001 had approximately 150 employees. Mr. Newkirk was in charge of manufacturing operations at High Plains Corporation’s three facilities. In January 2002,  Mr. Newkirk became Vice President of Global Operations for Abengoa Bioenergy S.L. following that company’s acquisition of High Plains Corporation. As Vice President of Global Operations,  he managed Abengoa Bioenergy’s five ethanol facilities in the United States and Europe. In August 2003 he was appointed Chief Operating Officer of Abengoa Bioenergy Corporation, which was the successor to the former High Plains Corporation  He held that position until his return to the Company as Director of Operations in the spring of 2005, in which position he was responsible for the operations of the Company’s Atchison and Pekin facilities.

CERTAIN INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

Standing Committees; Meetings; Independence.

The Board has three standing committees:  Audit Review Committee, Nominating Committee and Human Resources and Compensation Committee.  The members of the Audit Review Committee, the Human Resources and Compensation Committee and the Nominating Committee throughout the last fiscal year were as follows: Audit Review Committee — John E. Byom (Chairman), Michael Braude, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs; Human Resources and Compensation Committee — Daryl R. Schaller (Chairman), Michael Braude, John E. Byom, Gary Gradinger, Linda E. Miller and John R. Speirs; Nominating Committee — Gary Gradinger (Chairman), Michael Braude and John Byom.

During the fiscal year ended June 30, 2009, the Board met 5 times, the Audit Review Committee met 7 times, the Human Resources Committee met 9 times and the Nominating Committee met 2 times.  Each director attended more than 75% of the meetings of the Board and the Committees of which the director was a member.

The Board has determined that Michael Braude, John E. Byom, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs are each independent, as defined in Rule 4200 (a) (15) of the NASDAQ Stock Market.

Audit Review Committee.

The Audit Review Committee reviews the process involved in the preparation of the Company’s annual audited financial statements and appoints a firm of independent public accountants to serve as independent auditor and to conduct that audit and review the Company’s quarterly financial statements.  It also reviews and makes recommendations with regard to the process involved in the Company’s implementation of its conflict of interest and business conduct policy and is responsible for establishing and monitoring compliance under the code of ethics applicable to the chief executive and financial officers.  In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee’s written charter that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) the services and fees of the independent auditor; (e) certain matters relating to the independence of the independent auditor; (f) certain matters required to be discussed with the independent auditor relative to the quality of the Company’s accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the independent auditor with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee.

The Board of Directors has determined that John E. Byom is an “audit committee financial expert”, as defined in Item 407(d)(5) of SEC Regulation S-K.  The Board has determined that Mr. Byom is independent, as independence for audit committees is defined in the applicable listing standards of the NASDAQ Stock Market. Under SEC regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933.  Further, the designation or identification of a person as an audit committee financial expert does not impose any duties, obligations or liability on such person that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The Board of Directors has adopted a written charter for the Audit Review Committee, which may be found on the Company’s website at www.mgpingredients.com.

The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Review Committee Report

The Audit Review Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2009; has discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditor the auditor’s independence.  Based on such review and discussions, the Audit Review Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2009 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report is made over the name of each continuing member of the Audit Review Committee at the time of such recommendation, namely John E. Byom (Chairman), Michael Braude, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs.

The Audit Review Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Nominating Committee.

The purposes of the Nominating Committee are to recommend to the Board the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service.  The Nominating Committee has a charter, a copy of which is available to stockholders on the Company’s website at www.mgpingredients.com.

In identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors and management.  The Nominating Committee will also consider candidates recommended by stockholders in accordance with its policies and procedures. However, the Nominating Committee may choose not to consider an unsolicited candidate recommendation if no vacancy exists on the Board.  The Nominating Committee may, in its discretion, use an independent search firm to identify nominees.

The Nominating Committee believes each candidate for the Board should be a person known for his or her integrity and honesty and should have, by education or experience, knowledge or skills which may be helpful to the Board in exercising its oversight responsibilities.  A sufficient number of Board members must meet the tests for independence set forth in the applicable listing standards of the NASDAQ National Stock Market and Section 10A of the Exchange Act to permit the Company to satisfy applicable NASDAQ and legal requirements.  The Committee also believes it is desirable for at least one Board member to be an “audit committee financial expert”, as defined in Rule 407(d)(5) of Regulation S-K.  In considering candidates, the Committee may take into account other factors as it deems relevant.

In evaluating potential nominees, the Nominating Committee determines whether the nominee is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. The Nominating Committee generally will conduct a check of the individual’s background and conduct personal interviews before recommending any candidate to the Board.  The Nominating Committee in its sole discretion may require candidates (including a stockholder’s recommended candidate) to complete a form of questionnaire to elicit information required to be disclosed in the Company’s proxy statement.  Karen Seaberg, who has been recommended by the Nominating Committee to fill the unexpired term of her husband, Ladd Seaberg, was known to the Nominating Committee and recommended to the Committee by one or more non-management Directors.

Stockholders who wish to recommend candidates for consideration by the Nominating Committee in connection with next year’s annual meeting should submit the candidate’s name and related information in writing to the chairperson of the Nominating Committee in care of the Company’s Secretary, at Cray Business Plaza, 100 Commercial Street, P.O. Box 130, Atchison, Kansas, 66002, on or before May 28, 2010.  In addition to the name of the candidate, a stockholder should submit:

•                  his or her own name and address as they appear on the Company’s records;

•                  if not the record owner, a written statement from the record owner of the shares that verifies the recommending stockholder’s beneficial ownership and period of ownership and that provides the record holder’s name and address as they appear on the Company’s records;

•                  a statement disclosing whether such recommending stockholder is acting with or on behalf of any other person, entity or group and, if so, the identity of such person, entity or group;

•                  the written consent of the person being recommended to being named in the proxy statement as a nominee if nominated and to serving as a director if elected; and

•                  pertinent information concerning the candidate’s background and experience, including information regarding such person required to be disclosed in solicitations of proxies for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

Human Resources and Compensation Committee.

The Human Resources and Compensation Committee recommends to the Board of Directors the salary and incentive compensation of the Chief Executive Officer and other executive officers of the Company. The Committee reviews the scope and type of compensation plans for other management personnel and makes recommendations to the Board with respect to equity based-plans that are subject to Board approval.  The Committee administers the Company’s stock option and restricted stock plans, and also serves as an executive search committee.  Each Committee member qualifies as a non-employee director under SEC Rule 16b-3 and as an outside director for purposes of Internal Revenue Code Section 162(m).  The Committee has a charter, which may be found on the Company’s website at www.mgpingredients.com.

The Committee typically meets four or five times a year and generally considers and recommends various components of the Company’s compensation programs at regularly scheduled times throughout the year.

Such programs typically originate as recommendations of management.  At its March meeting, the Committee typically considers any proposed amendments to benefit plans that are to take effect in the following fiscal year.  In June, it typically conducts performance and salary reviews of the CEO and receives the CEO’s performance reviews and salary recommendations for other officers. Historically, it generally has considered long term incentive awards and performance goals for annual cash incentives in June or August.

When considering compensation matters, the Committee relies upon the experience of its members, the recommendations of management and outside consultants retained by the Committee.  The Committee often uses The Hay Group for competitive market information on salaries and Pearl Meyer & Partners for similar information on annual cash and stock incentive awards.  Pearl Meyer & Partners was also retained by the Committee in fiscal 2006 and 2008 to review and make recommendations with respect to the compensation of the outside directors.  In developing particular programs, the consultants are retained by the Committee, although they also work directly with management for the purposes of gathering information and conducting interviews with management team members on key compensation issues.

See “EXECUTIVE COMPENSATION AND OTHER MATTERS - Compensation Discussion and Analysis — How We Determine Compensation” for further information on the processes we follow in setting compensation.

Compensation Committee Interlocks and Insider Participation

No member of the Human Resources and Compensation Committee is now or was at any time during the past year an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement and based on such review and discussion recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee Members:	Daryl Schaller, Chairman
Michael Braude
Gary Gradinger
Linda E. Miller
John E. Byom
John R. Speirs

The Human Resources and Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

This analysis provides an overview and analysis of our compensation programs and policies, the compensation decisions we made under those programs and policies and the factors we considered in making those decisions.  We also provide a series of tables that present information about the compensation earned or paid in each of fiscal 2008 and fiscal 2009 to our named executive officers, including:

•                  Laidacker M.  Seaberg — Mr. Seaberg served as Chief Executive Officer in fiscal 2008 until March 5, 2008, when he stepped down from that position and Mr. Newkirk was appointed to succeed him.  He served as Chairman of the Board until August 27, 2009.

•                  Timothy W. Newkirk - Mr. Newkirk served as President and Chief Operating Officer in fiscal 2008 until March 5, 2008, when he was named Chief Executive Officer.

•                  Randall M. Schrick - Mr. Schrick served as Vice President — Engineering & Corporate Director of Distillery Products Manufacturing in fiscal 2008 and 2009 until June 2009 when he was named Vice President of Engineering.

•                  Brian T. Cahill — Mr. Cahill served as Executive Vice President and Chief Financial Officer until September 2007 and as Executive Vice President, Distillery Products Segment thereafter until November 4, 2008.

The discussion below is intended to help you understand the information provided in the tables and put that information into context within our overall compensation program.

Objectives of our Compensation Program

Our compensation program objectives are to align compensation programs with our business objectives and stockholders’ interests, to reward performance, to be externally competitive and internally equitable and to retain talent on a long-term basis. In particular, our philosophy is to balance salary and benefits with incentive and equity compensation in order that the interests of the executive officers will be aligned with those of stockholders.

Components of Our Compensation Program

The principal components of our compensation program are base salary, annual cash incentive awards, long term equity incentives and equity and non-equity based retirement compensation.

•                  Base salary is designed to attract and retain executives over time. In setting base salaries, our objectives are to assure internal fairness of pay in terms of job size, external competitiveness so that we can attract and retain needed talent and a consistent, motivating system for administering compensation.  Base salaries of named executive officers are reported in the Salary column of the Summary Compensation Table.

•                  Annual cash incentive awards are intended to focus executives on factors deemed critical to our profitability. By rewarding named executive officers for good performance, we believe we help align their interests with those of our stockholders.  Such awards, when paid to named executive officers, are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

•                  Long-Term Incentives, which for the past several years have been in the form of restricted stock and prior to 2003 were in the form of stock options, are intended to motivate the achievement of key long-term financial performance goals and thereby generate stockholder value, provide management an opportunity to increase ownership of our stock, help attract and retain key employees and be cost efficient.  Amounts expensed during fiscal 2008 and 2009 for such awards made to named executive officers with respect to fiscal 2009 and prior years are shown in the Stock Awards and Option Awards columns of the Summary Compensation Table.  Dividends paid on restricted shares are included in the All Other Compensation column of the Summary Compensation Table.

•                  Retirement Compensation

•                  Equity Based Retirement Compensation, provided through our employee stock ownership plan (“ESOP”), allows us to provide valuable retirement benefits and an equity interest in our Company to a broad base of employees, thereby helping to further align the interest of our employees with those of our stockholders.  Named executive officers participate in the ESOP on the same basis as other eligible employees.

•                  Non-Equity Based Retirement Compensation, provided through our IRC Section 401(k) plan, permits employees to reduce their current income taxes by making pre-tax contributions to increase, enhance and diversify their retirement savings.  Named executive officers participate in the 401(k) plan on the same basis as other eligible employees.

•                  Amounts contributed by the Company under both the ESOP and the 401(k) plans are included in the All Other Compensation column of the Summary Compensation Table.

The following table shows, on a percentage basis, the contribution of base salary, cash incentives, long term incentives, and all other compensation (including retirement compensation) to each of the named executive officer’s total compensation for fiscal 2008 and 2009. For this purpose, we include only the grant date fair value of performance accelerated restricted stock awards actually made during a fiscal year, and therefore the percentages shown do not correspond to the information shown in the Summary Compensation Table, which presents amounts expensed during fiscal 2008 and 2009 with respect to all outstanding performance accelerated restricted stock awards and stock options.  Due to a program change, no stock awards were made during fiscal 2008, although awards based on fiscal 2008 performance were made in August 2008 (fiscal 2009).  A second award was made during fiscal 2009 in June 2009 with respect to fiscal 2009 performance. As a result of the timing of the awards, the fair value of two awards is reflected in fiscal 2009 in the following table.

Name	Year	Salary	Bonus	Stock Awards		Non-Equity Incentive Plan Compensation	All Other Compensation	Total
		%	%	%		%	%	%

Laidacker M. Seaberg	2009	97.3	—	—		—	2.7	100.0
	2008	91.7	—	—		—	8.3	100.0

Timothy W. Newkirk	2009	61.5	—	38.0		—	0.5	100.0
	2008	85.7	—	—		6.3	8.0	100.0

Randy M. Schrick	2009	59.0	—	39.3		—	1.7	100.0
	2008	83.7	—	—		5.4	10.9	100.0

Brian T. Cahill	2009	24.5	—	1.2	(1)	—	74.3	100.0
	2008	83.6	—	—		5.4	11.0	100.0

*	Less than 0.1%.
(1)	Represents prorated amount of awards made in fiscal 2009 giving effect to forfeitures upon termination of employment

How we Determine Compensation.

As noted elsewhere in this Proxy Statement, our Human Resources and Compensation Committee recommends to the Board of Directors the salary and incentive compensation of the Chief Executive Officer and other executive officers of the company. The Committee reviews the scope and type of compensation plans for other management personnel and makes recommendations to the Board with respect to equity based plans that are subject to Board approval.

When considering compensation matters, the Committee relies upon the experience of its members and upon the recommendations of management.  It also often uses and relies upon the recommendations of outside consultants retained by the company. The Committee has used The Hay Group in connection with its recommendations for salary and Pearl Meyer & Partners in connection with aspects of certain programs for annual cash incentive awards and stock incentive awards.

Base Salary.  We generally determine salaries of named executive officers through the following process, which we generally undertake every three years.  (We normally would have followed this process in 2009 but postponed it to 2010 to reduce costs.)  Our Vice President — Human Resources develops a summary of the titles and job descriptions of senior officers and other employees and submits them to The Hay Group, which maintains survey data for similar sized manufacturing firms located in the Midwest. The Hay Group prepares a report identifying the ranges of compensation at these companies for persons with similar responsibilities to those employees described in the company-prepared summary. In addition, annually we obtain from The Hay Group updated information regarding average pay increases at the companies for which The Hay Group maintains survey data. This survey information or summaries thereof is provided to the Committee.  The Committee reviews this information, considers any recommendation made by the CEO with respect to other named executive officers and tries to assure that each officer’s base compensation falls within a range that is within 80% to 120% of a specified percentile of salaries paid to executives holding comparable positions at the surveyed companies. Although the ultimate goal is to compensate executive officers at this targeted level for comparable positions at companies within the survey, a particular individual’s salary may fall above or below the targeted level because of his or her tenure, experience level or performance.  In fiscal 2008 we targeted our base salaries at the 25th percentile of the market for base salaries.  In order to provide more competitive compensation, in June 2008 the Compensation Committee determined to commence targeting base salaries at the 50th percentile of the market for base salaries.

When making annual adjustments, the Committee generally uses a matrix format that takes into account each executive’s performance review and the extent to which his or her salary is above or below the midpoint for comparable positions.  Salary increases for fiscal 2008 for an executive receiving an outstanding performance evaluation for the prior year generally ranged from 7.5% for an individual whose base compensation was at 80% of the midpoint of comparable positions in the survey to 4.5% for those whose compensation was at 120% of the midpoint. Similarly, increases for executives with an adequate performance evaluation ranged from 4.5% for an individual whose base compensation was at 80% of the midpoint of comparable positions in the survey to 1.5% for those whose compensation was at 120% of the midpoint.  Persons receiving a marginal evaluation generally received no salary increase. The salaries shown in the Summary Compensation Table reflect annual adjustments at the beginning of fiscal 2008 to the salaries of the named executive officers as shown below.  No adjustments were made in June 2008 for fiscal 2009 because of the effect rising commodity prices were having on our performance.

	2008	2009
• Mr. Seaberg	3.5%	N/A
• Mr. Newkirk	12.0%	N/A
• Mr. Schrick	4.0%	N/A
• Mr. Cahill	3.5%	N/A

Although no adjustments were made for fiscal 2009, annual adjustments are usually made in June, effective at the start of the next fiscal year.  Adjustments are sometimes made as a result of a promotion or other change in duties.  When Mr. Newkirk was named Chief Executive Officer in March 2008, his base salary was increased from $263,000 to $320,000.  This adjustment was in accordance with the recommendations of The Hay Group, based on salaries for executives with similar positions with surveyed companies.  When Mr. Seaberg determined to step down as Chief Executive Officer, he advised the committee that he would continue to serve as Chairman of the Board and remain available on at least a half time basis to assist Mr. Newkirk.  The committee determined to reduce his base compensation to $236,750, one-half of its then existing level.

Annual Cash Incentive.  We believe a significant portion of the compensation of senior managers should be incentive based, and that by rewarding good performance, such arrangements help align the interests of our named executive officers with those of stockholders.  No annual cash incentive was earned in three of the six years ending with fiscal 2007 under the annual incentive program used in those years, due in large part to volatility in prices of energy, raw materials and gasoline.  In most of these years, it was apparent to affected employees shortly after the start of the year that threshold requirements could not be met.  Concerned that the program did not properly take into account the opportunity cost of capital or business conditions that often were beyond the control of the affected employees, as discussed below, the Committee asked management to propose a new program that would better induce management and more closely align our incentive plans with creating stockholder value.

During the spring of 2007, members of the Committee and management discussed and developed a new program, based on what we call modified economic profit (“MEP”), which considers the dollar amount of wealth that has been created or lost in a reporting period. MEP is a financial performance measure that calculates the profits that remain after considering an assumed cost of capital.  It equals income from operations, net of taxes, less the product of total capital employed in our business times cost of capital, which for purposes of the program is estimated at 11%. This percentage represents our estimate of the rate of return that stockholders might derive if they invested their monies in other companies of comparable risk.  While subject to change, it is assumed that this amount will remain constant from year to year.   Total capital represents current assets (excluding cash) less current liabilities plus the book value of plant, property and equipment, plus goodwill and other long term assets. For purposes of the plan, we include amounts payable under annual awards in determining income from operations.

The goal of the program is to align more closely how we compensate employees with our business strategy.  Specifically, we want to encourage employees to think about how they can contribute to driving Company profitability, reduce costs for goods and equipment and create efficiencies to improve our ongoing operations.  We reward them for success by basing annual cash bonuses primarily on amounts earned in excess of what the Committee deemed a fair return on our assets.

In June 2007, the Committee recommended and the Board approved in concept a five year, annual cash incentive program under which annual awards will be based on improvements in MEP.  A definitive plan was discussed and approved at meetings held in August of 2007. The Board established a targeted annual growth rate for MEP (Target) of $3.15 million, which was equivalent to an average earnings per share increase of $0.186 based on shares outstanding at August 30, 2007 and which the Committee felt would generate a reasonable rate of return to stockholders for their investment in the Company.  It also established a starting hypothetical bonus pool amount (“available pool amount”) of $10.5 million, which initial amount represented the amount that the Committee estimated would have been paid in fiscal 2008 through 2010 if the Company met target under our old incentive program, and which amount will amortize in equal increments (each increment, the “amortized amount”) over 5 years.  Increases in MEP up to the Target amount will be subject to payout; increases in excess of Target will be added to the available pool amount.  The Target and available pool amount were established to remove some volatility from our annual incentive plan.  Although it is anticipated that the annual Target will be the same for each year of the program, the Committee may change the targeted growth rate from year to year.  The Committee also may determine whether any non-recurring or extraordinary item will be included in income from operations.

In a year in which the change in MEP from the prior year is positive but less than the Target amount, participants may receive an incentive payment equal to the change in MEP plus 1/3 of the available pool amount, less the amortized amount.  In a year in which the change in MEP from the prior year is positive and also greater than the Target amount, the amount of MEP in excess of the Target amount will be added to the available pool amount and the incentive payment will equal the Target amount plus 1/3 of the available pool amount, less the amortized amount.  In a year in which the change in MEP from the prior year is negative, the available pool amount will be reduced by the amount of the negative change in MEP, not to exceed the Target amount, and the incentive payment, if any, will equal 1/3 of the remaining available pool amount, less the amortized amount.  The Committee must approve and may adjust any award prior to its payment. Had the targeted annual growth rate for MEP been achieved, the total amount that might have been paid as bonuses for fiscal 2008 and fiscal 2009  was approximately $3.8 million and $2.7 million respectively.  However, the change in MEP from the prior year was negative in each case, and the amount available for bonuses under the program for fiscal 2008 was only $350,000 and for fiscal 2009 was $0.  Assuming Target is met next year and that there are no changes in other assumptions used to calculate MEP, the amount available for bonuses with respect to fiscal 2010 will be approximately $1.5 million.  However, our ability to pay cash bonuses is currently limited by the provisions of our new credit agreement, which only permits us to pay increases in compensation out of profits.

Participation levels of participants under the cash incentive program for 2008 were determined as follows.  Each participant was assigned an incentive target based on a percentage of base pay so that a participant’s targeted bonus opportunity equaled his or her incentive target multiplied by his or her base pay.  These targets were recommended to the Committee by Pearl Meyer & Partners.  The aggregate amount required to fund all bonuses at the targeted level was then determined.  The bonus paid for each participant was then determined by multiplying the amount available for bonuses by a fraction, the numerator of which was his or her individual bonus opportunity and the denominator of which was the sum of all participants’ bonus opportunities. Had the total payout exceeded the targeted level, each participant’s bonus as a percentage of base pay would have been increased. However, because it was less, each participant’s bonus as a percentage of base salary was decreased.  The incentive targets for the named executive officers are as set forth below.  Bonus amounts took into account changes in pay and employment status in the case of Messrs. Seaberg and Newkirk.

Participant	Incentive Target as a % of Base Pay	2008 Cash Incentive	2009 Cash Incentive

Laidacker M. Seaberg	0	0	0
Timothy W. Newkirk	80	$20,500	0
Randy M. Schrick	70	$13,716	0
Brian T. Cahill	70	$13,252	0

Long-Term Incentives.  At the 2004 Annual Meeting, stockholders approved the MGP Ingredients, Inc. Stock Incentive Plan of 2004 (the “2004 Plan”), which authorized restricted stock as well as other forms of equity based awards. The number of shares issuable under the 2004 Plan was 980,000, of which 59,916 were available for future awards as of September 9, 2009.  We developed the 2004 Plan with the assistance of Pearl Meyer & Partners.  In 2003 we asked them to recommend a program which motivated the generation of stockholder value, increased management ownership of stock and provided (i) a long term financial performance counterbalance to the short term orientation of salary and annual cash incentives, (ii) long term incentives in a cost efficient manner and (iii) a tool to help increase retention of and attract executives to the Company.

When it adopted the new annual cash incentive program based on MEP, the Board also approved a restricted stock program to be administered under the Company’s 2004 Stock Incentive Plan and under which amounts awarded are based in part on improvements to MEP. Under the program, subject to the availability of shares under the 2004 Stock Incentive Plan, restricted stock awards will be made each year and generally will be based on a percentage (approximately 85.7%) of the increase in MEP over the prior year. However, the maximum grant date market value of the awards made for any year to all participants will be $4.5 million and the minimum grant date market value made in any year to all participants, including years in which the change in MEP is negative, will be $1.5 million. The actual number of shares issued to all participants with respect to a fiscal year will be determined on the date the Committee certifies the change in MEP for such year.  Shares awarded will vest in 5 years and will be eligible for dividends during the vesting period. Provisions for forfeiture and accelerated and pro rata vesting generally are similar to those under the guidelines for the Company’s outstanding performance accelerated restricted stock awards granted under the 2004 Stock Incentive Plan in Prior years. See Potential Payments upon Termination or Change-in-Control.

Because the change in MEP for fiscal 2008 was negative, shares were awarded in each year at the minimum level of $1.5 million.  Fiscal 2009 MEP also was negative, but the value of shares awarded was only $1,135,000 due to insufficient available shares under the 2004 Stock Incentive Plan.  The award date with respect to fiscal 2008 was August 28, 2008 and the award date for fiscal 2009 was June 11, 2009  Each named executive officer’s participation level was based on the ratio of his or her adjusted gross pay to the adjusted gross pay of all participants.  This methodology was recommended to the Committee by Pearl Meyer & Partners.  Participation levels of named executive officers are as set forth below based on a grant date fair value per share of $5.06 in fiscal 2008 and $3.00 in fiscal 2009 are as set forth below.  No shares were awarded to Mr. Seaberg because he was not a full time employee on the date of grant.

	Fiscal 2008		Fiscal 2009
Participant	# of shares	Grant date fair value($)	# of shares	Grant date fair value($)

Laidacker M. Seaberg	0	0	0	0
Timothy W. Newkirk	17,695	$89,536	36,000	$108,000
Randy M. Schrick	13,530	$68,461	24,500	$73,500
Brian T. Cahill	13,072	$66,144	0	0

Retirement Compensation.  We provide equity based retirement compensation through participation in our ESOP and non-equity based compensation through our 401(k) plan. Both are tax qualified defined contribution plans. The amounts of our contributions to the ESOP and the 401(k) Plan are determined by the Board each year based on the Committee’s recommendation.  The Committee bases its recommendation primarily upon the recommendations of management as well as Company performance for the year. While the ESOP is invested primarily in Company stock, the 401(k) plan allows employees to direct and diversify their retirement accounts into various mutual funds.  Our profit sharing contribution is currently split equally between the ESOP and 401(k) plans, thus enhancing diversification.  In fiscal 2008 we contributed an amount equal to 4-1/2% of eligible compensation to each plan. Due to our financial performance and cash needs in fiscal 2009, the Committee determined to make no contribution to either plan.

Named executive officers participate in both plans on the same basis as other employees.  Shares purchased under the ESOP and amounts contributed under the 401(k) plan are allocated to participant accounts in proportion to each participant’s eligible compensation, as defined, in the respective plan.  Generally, ESOP accounts are distributed to terminated participants who have completed at least three years of service, upon death, permanent disability or retirement.  Three years service is required for full vesting in the amount of the company contribution to the 401(k) plan.

Other Compensation Programs.  We do not provide executive perquisites of any significance.  We also do not have significant executive benefits, such as supplemental executive retirement plans or deferred compensation arrangements.

Except for provisions in long-term incentive plans applicable to all participants, we generally do not have formal arrangements for paying severance to our executive officers upon their termination of employment or a change in control, but may negotiate severance arrangements on a case-by-case basis.

Tax and Accounting Considerations and Other Matters.

Tax Considerations.  Under IRC Section 162(m), publicly held companies may not deduct compensation paid to named executive officers to the extent that an executive’s compensation exceeds $1,000,000 in any one year, unless such compensation is “performance based.”  Because our incentive programs have a retention purpose as well as an incentive purpose, our Committee generally has not viewed it as practicable or in our best interests to qualify compensation programs under 162(m).

Accounting Considerations.  With the adoption of FAS 123R, we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of compensation.  Compensation expense related to our performance accelerated restricted stock awards granted in prior years is based on the market price of the stock on the date the Board approved the program and is amortized over the vesting period of the awards. The amortization period may vary depending on whether we expect the vesting period to be three years or seven years.  Compensation expenses related to the restricted stock awards that we made on August 28, 2008 and June 11, 2009 is based on market price of the stock on those dates and will be amortized over five years.

Other Matters.  Although we seek to increase management’s opportunity to own our stock through our long term incentive program, we have not adopted share ownership guidelines; a number of our senior executives already have significant holdings, individually and/or through their participation in our ESOP.

We do not have a hedging policy, but our code of conduct prohibits short sales and trading in our stock.

We have not adopted a policy relating to the recovery of awards if the relevant performance measures upon which they were based are restated in a manner that would have reduced the size of the award.

SUMMARY COMPENSATION TABLE

FISCAL YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008

The following table shows the compensation that we paid to our principal executive officer (“PEO”) to each of our two other most highly compensated executive officers (and to one individual who would have been included in the table but for the fact that he was not an executive officer at the end of the fiscal year)  during the last two fiscal years for services to us in all capacities.

Name and Principal Position	Year	Salary ($)(7)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)(4)	Total ($)

Laidacker M.	2009	$236,750	—	—	—	$6,500	$243,250
Seaberg (a)(5)	2008	$404,899	$150,063	—	—	$36,684	$591,646

Timothy W.	2009	$320,000	$66,511	—	—	$2,413	$388,924
Newkirk (b)	2008	$278,904	$53,263	—	$20,500	$26,009	$378,576
(PEO)

Randy M.	2009	$213,400	$76,217	—	—	$6,143	$295,760
Schrick (c)	2008	$213,262	$68,486	—	$13,716	$27,884	$323,348

Brian T. Cahill	2009	$79,307	$72,481	—	—	$240,956	$392,744
(d) (6)	2008	$206,048	$65,589	—	$13,252	$27,046	$311,935

(a)

Mr. Seaberg served as Chief Executive Officer in fiscal 2008 until March 5, 2008, when he stepped down from that position and Mr. Newkirk was appointed to succeed him. He served as Chairman of the Board until August 27, 2009.

(b)	Mr. Newkirk served as President and Chief Operating Officer in fiscal 2008 until March 5, 2008, when he was named Chief Executive Officer.

(c)	Mr. Schrick served as Vice President — Engineering & Corporate Director of Distillery Products Manufacturing in fiscal 2008 and 2009 until June 2009 when he was named Vice President of Engineering.

(d)	Mr. Cahill served as Executive Vice President and Chief Financial Officer until September 2007 and as Executive Vice President, Distillery Products Segment thereafter until November 4, 2008.

(1)

The amount shown is the amount recognized for fiscal year financial statement reporting purposes with respect to performance accelerated restricted stock awards in accordance with FAS 123R. In valuing restricted stock awards, grant date fair value per share is assumed to be the closing market price on the grant date. The Summary Compensation Table reflects the compensation expense for the year related to such awards made in fiscal years 2005, 2006, 2007 and 2009. No awards were made in fiscal 2008. Awards granted in 2007 and prior years vest on an accelerated basis if specified performance goals are met over a three year period and otherwise vest in seven years. The performance goal for the awards made in fiscal 2004 was met and those awards vested in 2006 and are not reflected in this table. Accelerated or partial vesting may be permitted upon a change of control or if employment is terminated as a result of death, disability, retirement or termination without cause. We pay dividends on these shares during the vesting period, which are not taken into account in determining their grant date fair value.

(2)

Prior to 2004, we provided long term equity incentives through stock options granted under our Stock Incentive Plan of 1996 and our Stock Incentive Plan of 1998 for Salaried Employees. No amount is shown in the table with respect to such awards because the options vested in equal increments over a four year period and were fully vested prior to fiscal 2008.

(3)	Excludes perquisites and other benefits, unless the aggregate amount of such compensation equals or exceeds $10,000 for the named executive officer.

(4)

Includes the Company’s contributions to the Company’s Employee Stock Ownership Plan and 401(k) plan allocated to the accounts of each executive officer for fiscal 2008 in the following amounts: 2008 — Mr. Seaberg-$20,250; Mr. Newkirk-$20,250; Mr. Schrick-$20,250; and Mr. Cahill-$19,737. Amounts contributed represent 4 1/2% of eligible compensation under both plans. No contributions were made in fiscal 2009. Also includes $15.30 per month paid by the Company towards the purchase of life insurance and dividends paid on restricted stock awards in 2008 as follows: Mr. Seaberg-$16,250; Mr. Newkirk-$5,575; Mr. Schrick-$7,450; and Mr. Cahill-$7,125. No dividends were paid in fiscal 2009. Also includes amounts paid to Mr. Cahill in connection with his termination of employment (see Note 6 below).

(5)

At its meeting on August 28, 2008 the Human Resources and Compensation Committee determined to waive minimum vesting conditions and to permit accelerated vesting on a prorata basis with respect to performance accelerated restricted stock awards previously granted to four employees who had retired, were disabled or who were involuntarily terminated without cause, including Mr. Seaberg, who retired as an employee on June 30, 2008.  As a result of this action, Mr. Seaberg was vested in 27,029 restricted share awards.

(6)

On November 18, 2008, the Company entered into a Separation Agreement and Release of Claims, dated as of November 4, 2008, with Brian Cahill, who was involuntarily terminated on November 4 as a result of an internal restructuring.   Pursuant to the Separation Agreement, Mr. Cahill released the Company from all claims arising out of his employment and termination of employment and agreed to a one year non-competition period which restricts his ability to approach customers of the Company.  In return, the Company agreed to pay Mr. Cahill $3,965 a week through January 2, 2009 and $206,200 in January 2009.  It also provided for 85% of his family premium for COBRA health care coverage through December 27, 2009 and provided $15,000 for an outplacement program.  He also was permitted to receive a prorata portion of outstanding unvested restricted share awards. Pursuant to this provision, he received 14,500 shares of stock.

(7)

Includes $2,188 paid to Mr. Seaberg and to Mr. Schrick as directors’ fees in fiscal 2008 and $2,188 paid to Mr. Seaberg, $875 paid to Mr. Schrick, and $1,313 paid to Mr. Newkirk as directors’ fees in fiscal 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

FISCAL YEAR ENDED

JUNE 30, 2009

The following table shows information concerning stock options and restricted stock awards outstanding held by the named executive officers at June 30, 2009.  No stock options of any of the named executive officers were repriced.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Laidacker M. Seaberg	48,000	$4.00	12/9/2009
	48,000	$4.65	6/8/2011
	48,000	$6.44	6/12/2011

Timothy W. Newkirk	0	—	—	5,000	(2)	$14,300
				8,100	(3)	$23,166
				9,200	(4)	$26,312
				17,695	(5)	$50,607
				36,000	(6)	$102,960

Randy M. Schrick	2,000	$4.65	6/8/2011	7,000	(2)	$20,020
	18,000	$6.44	6/12/2012	13,500	(3)	$38,610
				9,300	(4)	$26,598
				13,530	(5)	$38,696
				24,500	(6)	$70,070

Brian T. Cahill	0	—	—	0		—

(1)	Because they will vest in any event after seven years, we report our performance accelerated restricted stock awards in this column instead of as equity incentive plan awards.
(2)	These shares will vest in 2011.
(3)	These shares will vest in 2012.
(4)	These shares will vest in 2013.
(5)	These shares will vest in 2013.
(6)	These shares will vest in 2014.

Potential Payments upon Termination or Change-in-Control

General

As noted above, except for provisions in long-term incentive plans applicable to all participants, we generally do not have formal arrangements for paying severance to named executive officers upon their termination or a change in control, but may negotiate severance arrangements on a case by case basis.  In this regard, on May 7, 2009, the Company entered into a Separation Agreement and Release of Claims, dated as of April 17, 2009, with Robert Zonneveld, its former Chief Financial Officer.  Pursuant to the Separation Agreement, Mr. Zonneveld released the Company from all claims arising out of his employment and termination of employment.  The Company agreed to pay Mr. Zonneveld $3,750 a week from April 20, 2009 to July 17, 2009 and a one time payment of $3,600 to assist with COBRA premium payments.  See Note (6) under the Summary Compensation Table for information on severance arrangements with Brian T. Cahill.

Restricted Stock Awards

Accelerated or partial vesting is permitted under our restricted stock awards upon a change of control or if employment is terminated as a result of death, disability, retirement or, in the discretion of the Committee, termination without cause. The following summarizes the arrangements provided for restricted share awards in the event of termination or change in control, although the Committee has discretion under the 2004 Plan to modify these arrangements and has exercised such discretion from time to time.  We provide for change in control payments in our long term incentive plans so that employees will remain focused on our business in the event of potential or actual changes in control.

In the event of a participant’s death, disability, retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, in any such case after one year from the date of grant specified in the agreement evidencing the stock award but prior to the end of the third fiscal year after the year in which the award was made, performance accelerated restricted shares issued to the participant in fiscal 2007 and prior years vest, on the date the Committee determines that the applicable performance measure has been met, as to the number of performance accelerated restricted shares issued to the participant multiplied by a fraction, the numerator of which equals the number of months (including fractional months as full months) that such participant was employed by us, commencing as of first day of the fiscal year in which the award was made and ending on the date of termination of employment, and the denominator of which is thirty-six.  The balance of performance accelerated restricted shares issued to the participant is forfeited.

If the performance measure is not attained, then, in the event of a participant’s death, disability, retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, in any such case after three years from the date of grant specified in the agreement evidencing the stock award but prior to the end of the seventh fiscal year after the fiscal year in which the award was made, the performance accelerated restricted shares issued to such participant vest on the date of termination as to the number of restricted shares issued to the participant multiplied by a fraction, the numerator of which equals the number of months of employment (including fractional months as full months) that the participant was employed by us, commencing as of the first day of the fiscal year in which the award was made and ending on the date of termination of employment, and the denominator of which is eighty-four.  The balance of performance accelerated restricted shares is forfeited by the participant.

In the event of a participant’s death, disability, retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, in any such case after three years from the date of grant specified in the agreement evidencing the stock award, restricted shares issued to the participant on August 28, 2008 and June 11, 2009 vest as to the number of restricted shares issued to the participant multiplied by a fraction, the numerator of which equals the number of months (including fractional months as full months) that such participant was employed by us, commencing as of July 1, 2008 and June 11, 2009, respectively and ending on the date of termination of employment, and the denominator of which is sixty.  The balance of restricted shares issued to the participant is forfeited.

As noted above, the Committee has exercised its discretion to modify these arrangements from time to time.  The 2004 Plan permits accelerated vesting on a pro rata basis of restricted stock awards not intended to be qualified under Section 162(m) of the Internal Revenue Code when employment is terminated by reason of disability, death, retirement or, at the discretion of Human Resources and Compensation Committee, involuntarily without cause.  The Committee has exercised its discretion to permit such pro rata vesting of awards;  the period over which performance accelerated restricted stock awards has been pro rated has been either thirty-six or eighty-four months, depending on whether the award in question vested on an accelerated basis for other employees.

All restricted shares become fully vested in the event of a change of control. A change in control is deemed to occur in the event of (i) certain acquisitions of 30% or more of our outstanding Common Stock and 50% of our outstanding Preferred Stock or 30% of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, (ii) certain changes of more than a majority of the membership of the Board of Directors or (iii) certain mergers which result in our stockholders owning less than 50% of the combined voting power of the surviving corporation.

Assuming termination without cause or that a change in control occurred as of June 30, 2009, the value of the restricted shares outstanding as of such date held by the named executive officers that would vest (a) in accordance with the terms of their grant awards and (b) if the Committee were to waive vesting requirements, assuming, in the case of termination, that any applicable performance measures were not met, is as shown below.  Amounts shown are based on a price of $4.05 per share, the closing market price on September 9, 2009.  Termination values based on the assumption that performance goals are met are not shown because (i) goals for fiscal 2005 and 2006 awards were not met, and the Company considers it remote that goals for fiscal 2007 awards will be met, and (ii) although it has permitted pro rata vesting based on an 84 month vesting period, the Human Resources and Compensation Committee has not also waived performance goals to permit pro rata vesting over a 36 month vesting period.

	Termination Value Performance Goals Not Met
Name	Per Grant Terms	Vesting Waived	Change in Control Value

Timothy W. Newkirk	$63,629	$307,779	$307,779
Randy M. Schrick	$78,071	$274,711	$274,711
Brian T. Cahill	N/A	N/A	N/A

Annual Incentive Plan.

If an employee’s employment terminates during an annual MEP incentive plan year by reason of retirement, death, or total disability, the annual component of his or her incentive compensation dollar amount for the plan year, if any, shall be prorated and the employee will be entitled to receive such prorated amount less the employee’s percentage interest in any amounts previously paid from the available pool amount that were in excess of amounts earned with respect to the year or years for which such amounts were paid.  Similar treatment may be given an employee who is terminated without cause, at the discretion of the Committee.  Upon termination of the plan or a change in control, persons who are then participants will receive the excess, if any, of (a) their respective percentage interests in any excess amounts previously carried over to the available pool amount which remain unpaid (subject to prior reductions, if any) over (b) their respective percentage interests in any amounts previously paid from the available pool amount that were in excess of amounts earned with respect to the year or years for which such amounts were paid. As of September 9, 2009, no amounts would be payable to any participant under these provisions upon a change in control.

DIRECTOR COMPENSATION

FISCAL YEAR ENDED JUNE 30, 2009

The following table shows compensation earned by or paid to all persons who were directors during the fiscal year ended June 30, 2009 who were not also executive officers during such period..

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (4)	Option Awards ($)(3) (5)	All Other Compensation($)	Total ($)

Michael Braude	27,000	12,500	0	0	39,500
John E. Byom	37,250	12,500	0	0	49,750
Cloud L. Cray, Jr.	20,000	12,500	0	0	32,500
Gary Gradinger	31,000	12,500	0	0	43,500
Linda E. Miller.	30,000	12,500	0	0	42,500
Daryl R. Schaller	33,125	12,500	0	0	45,625
John R. Speirs	31,000	12,500	0	150,000	193,500

(1)

Non-employee directors are paid a retainer at the rate of $3,750 quarterly and meeting fees of $1,000 for each meeting of the Board or committee thereof attended. The chairperson of the Audit Committee is paid an additional retainer at the rate of $1,250 quarterly and the chairperson of the Human Resources and Compensation Committee is now paid an additional retainer at the rate of $625 quarterly. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. The lead director receives annual compensation of $150,000. His fee for fiscal 2009 was paid 1/3 in July 2009 and 2/3 in August 2009. In fiscal 2010 it will be payable monthly. Fees paid employee directors are reflected in the Summary Compensation Table.

(2)

Under the Non-Employee Directors’ Restricted Stock Plan, which was approved by stockholders at the 2006 Annual Meeting, on the first business day following the date of each annual meeting of stockholders, each non-employee director is awarded shares of restricted stock with a fair market value of $12,500, as determined on such first business day following the annual meeting. The shares awarded become fully vested upon the occurrence of one of the following events: (1) the third anniversary of the award date, (2) the death of the director, or (3) a change in control, as defined in the Plan. The Human Resources and Compensation Committee may allow accelerated vesting in the event of specified terminations, including retirement at the end of the director’s term, termination of service as a result of not standing for reelection and termination of service due to inability to substantially perform his or her duties. The amount shown in the table is the amount recognized for fiscal year financial statement reporting purposes with respect to restricted stock awards in accordance with FAS 123R. The grant date fair value of such awards, determined in accordance with FAS 123R, was $12,500, or $21.45 per share for awards made in fiscal 2007, $8.77 per share for awards made in fiscal 2008, and $2.37 per share for awards made in fiscal 2009. Grant date fair value per share was assumed to be the closing price of the Company’s stock on the grant date.

(3)

Pursuant to a stockholder approved plan, prior to 2006 each non-employee director received an automatic grant of an option to purchase 2,000 shares of the Company’s Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date. Options became exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director’s office due to retirement following age 70, (c) one year following termination of the director’s office due to death or (d) 90 days following the date of the termination of the director’s term of office for any other reason. This plan expired on October 10, 2006. No amount was recognized for fiscal year financial statement reporting purposes with respect to options granted directors in prior years because such options were fully expensed prior to fiscal 2009.

(4)	As of June 30, 2009, the number of shares subject to restricted stock awards held by each of the non-employee directors named in the table was 7,281.

(5)

As of June 30, 2009, the number of outstanding options held by each of the non-employee directors named in the table was as follows: Mr. Braude-0; Mr. Byom—4,000; Mr. Cray—14,000; Mr. Gradinger—2,000; Ms. Miller-0; Dr. Schaller—4,000; Mr. Speirs—4,000.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of June 30, 2009 the number of shares beneficially owned and the percentage of ownership of the Company’s Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company’s capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned (a)
	Common Stock		Preferred Stock
Stockholder	No. of Shares	%	No. of Shares	%

Michael Braude	32,134	*
John E. Byom (b)	40,516
Brian Cahill	76,602	*
Cloud L. Cray, Jr.(b)(d)(e)(j)	3,862,728	22.0	333	76.2
Richard B. Cray (d)(f)(j)	26,000	*	334	76.4
Gary Gradinger(b)	37,727	*
Linda E. Miller	18,458	*
Tim Newkirk(c)	84,862	*
David E. Rindom (c)	110,063	*
Daryl Schaller, Ph.D. (b)	66,105	*
Randy M. Schrick (b)(c)(g)	165,207	*
Laidacker M. Seaberg (b)(d)(h)	1,292,870	7.4	404	92.4
John R. Speirs (b)	36,517	*
MGP Ingredients Voting Trust (d)	—	—	333	76.2
Trustees of the Company’s ESOPs (c)	909,208	5.2
All Executive Officers and Directors as a Group (15) (b)(i)(j)	5,963,593	34.0	404	92.4

* less than 1%

(a)                                  For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them.  Except as otherwise indicated in the table or the footnotes below, as of June 30, 2009 each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had as a business address Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.  Stockholders disclaim beneficial ownership in the shares described in the footnotes as being “held by” or “held for the benefit of” other persons.

(b)                                 The table includes shares which may be acquired pursuant to stock options granted under the Company’s stock option plans that became exercisable on or before September 1, 2009.  These consist of options held by one non-employee director (Mr. Cray) to purchase 14,000 shares and three non-employee directors (Messrs. Schaller, Byom and Speirs) to purchase 4,000 shares each and one non-employee director (Mr. Gradinger) to purchase 2,000 shares, options held by Messrs. Schrick and Seaberg to purchase 20,000 and 144,000 shares, respectively, and options held by all executive officers and directors as a group to purchase 227,750 shares.

(c)                                  The Company’s Employee Stock Ownership Plan (ESOP) holds for the benefit of participants 909,208 shares of Common Stock, all of which are attributed in the table to each of the three trustees.  The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at June 30, 2009.  Any unallocated shares are voted by the trustees.  The trustees, and the number of shares allocated to their accounts, are as follows:  Mr. Newkirk (6,054 shares); Mr. Rindom (23,163 shares); and Mr. Schrick (44,720 shares).  A total of 41,852 shares are allocated to the accounts of all other officers and directors.  The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 909,208 shares or any of the shares allocated to their individual accounts.  Accordingly, the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts and percentages shown, plus 909,208 shares and 5.2%.

(d)                                 The MGP Ingredients, Inc. Voting Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote the shares.  The beneficial interests in the voting trust are held by the Cray Family Trust.  The trustees of the Voting Trust are Mr. Cloud L. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.  The trustees of the Cray Family Trust are Mr. Cloud L. Cray, Jr., Mr. Richard B. Cray and Mr. Steven J. Pickman.  The Voting Trust will continue in effect until the last death of the issue of Mr. Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 19 such persons living, the youngest of which is 33 years old.  The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust.  Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must be a major officer and a stockholder of the Company or of a company which is a member of a “controlled group of corporations” of which the Company is a part.  (The original trustees of the Voting Trust are not subject to this requirement). The trustees are permitted to act with respect to the voting or divestment of shares of the Company’s stock held by the Voting Trust in accordance with the decision of a majority of the trustees. Actions by the trustees with respect to the voting or disposition of the shares may be effected by majority vote.

(e)                                  Includes 216,196 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cloud L. Cray, Jr. is a director, 866,090 shares of Common Stock held by other family trusts with respect to which Mr. Cloud L. Cray, Jr. or his spouse is a trustee and 26,000 shares held by the Cloud L. Cray Foundation.

(f)                                    Includes 333 shares of Preferred Stock held by the MGP Ingredients, Inc. Voting Trust and 26,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)                                 Includes 1,752 shares held by Mr. Schrick’s wife.

(h)                                 Includes 224,650 shares held by Mr. Seaberg’s wife.

(i)                                     Includes shares discussed under notes (a) through (h) as well as shares held by members of the families of officers not listed in the table.

(j)                                     Because of this ownership of the Company’s preferred stock, which has the power to elect five of the Company’s nine directors, the MGP Ingredients, Inc. Voting Trust and its trustees may be deemed parents of the Company, as defined in Exchange Act Rule 12b-2.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ.  Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2009, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements.

RELATED TRANSACTIONS

The Audit Review Committee is responsible for reviewing and approving material related party transactions.  The Company’s written Code of Conduct requires Audit Committee preapproval of any transaction involving an executive officer or director exceeding $50,000 in value in which such person might have a conflict of interest with the Company.  Examples of conflicts of interest as defined in the Code of Conduct include having a significant financial or other interest in a customer, supplier or competitor of the Company.  During fiscal 2009, there were no transactions involving related persons required to be disclosed under Item 404(d) of SEC Regulation S-K where the Company’s policies did not require review, approval or ratification or where such policies and procedures were not followed.  Generally, Item 404(d) of Regulation S-K requires disclosure of transactions in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets as of the end of the last two fiscal years ($184,000) and in which any related person has or will have a direct or indirect material interest.

On March 27, 2009, we agreed to borrow $2 million from the Cloud L. Cray, Jr. Trust pursuant to a subordinated secured promissory note which, as amended, provides for interest at the rate of 7% per annum and the payment of principal and interest in a lump sum on March 27, 2011.  The note is secured by mortgages on our Atchison and Pekin production facilities and by a security interest in personal property, other than inventory, accounts, certain equipment and the company’s interest in its German joint venture.  The note is subject to subordination agreements between the Cloud L. Cray, Jr. Trust and various other lenders.  Mr. Cray, who is settlor and trustee of the Trust, is a director of the Company.

David Harbert is serving as our Interim Chief Financial Officer.  In connection with Mr. Harbert’s retention as Interim Chief Financial Officer, the Company and Tatum, LLC entered into an Interim Services Agreement, dated as of April 14, 2009, pursuant to which Mr. Harbert serves.  We pay Tatum a monthly fee of $44,000 plus $300 per hour for each hour in excess of 50 hours that Mr. Harbert works per week.  We also reimburse Tatum for all travel and out-of-pocket expenses incurred in connection with the Interim Services Agreement.

On August 27, 2009, we entered a consultation and non-solicitation agreement with Ladd Seaberg, who resigned as director on such date.  The agreement has a term expiring on June 14, 2011 and provides for annual payments aggregating $250,000.  Payments will continue to such person as he may designate or his estate in the event of his death.  Mr. Seaberg is the husband of Mrs. Karen Seaberg and the son-in- law of Mr. Cloud L. Cray, Jr.

PROPOSED AMENDMENTS TO MGP INGREDIENTS, INC.

2004 STOCK INCENTIVE PLAN

The Board of Directors recommends that stockholders approve the Plan Amendments (as defined below) to the MGP Ingredients 2004 Stock Incentive Plan (the “Plan”).  The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval of the Plan Amendments. For this purpose, abstentions will be counted as a vote against the Plan Amendments but broker non-votes will not be counted.

The Company’s executive officers who are full-time employees (including directors who are also executive officers) are eligible to participate in the Plan and are expected to receive awards if the Plan Amendments are approved. Therefore, such executive officers may be deemed to have an interest in the Plan Amendments.

The Plan Amendments, certain information about proposed awards and a summary of the Plan, after giving effect to the Plan Amendments, are set forth below.  A copy of the entire Plan, as proposed to be amended, is attached as Exhibit A.

The Plan Amendments

At the request of the Human Resources and Compensation Committee (“Committee”) of the Board of Directors, the Board of Directors has approved the Plan Amendments to Section 4(a) and 8(b)(ii) of the Plan and directed that they be submitted to stockholders for their approval.  The amendment to Section 4(a) increases the number of shares of Common Stock that may be issued under the Plan from 980,000 to 2,680,000.  The amendment to Section 8(b)(ii) adds a new business criteria to the list of criteria that may be used for awards which the Committee intends to qualify as “performance based compensation” under Section 162(m) the Internal Revenue Code. We refer to the new criteria as modified economic profit, or “MEP, which considers the dollar amount of wealth that has been created or lost in a reporting period. MEP is a financial performance measure that calculates the profits that remain after considering an assumed cost of capital.  It equals income from operations, net of taxes, less the product of total capital employed in our business times cost of capital Total capital represents current assets (excluding cash) less current liabilities plus the book value of plant, property and equipment, plus goodwill and other long term assets.

We are asking for approval of an increase in the number of shares authorized under the Plan to comply with the Plan and NASDAQ requirements.  We rely heavily on stock incentives to compensate our key employees and have nearly exhausted the number of shares available for awards under the Plan. Declines in market prices of our stock have resulted in utilization of shares at a faster rate than anticipated in 2004 when the Plan was adopted.  We are seeking approval of MEP as a business criterion to comply with the Plan and Internal Revenue Code requirements.  We now employ MEP in our short and long term incentive programs and wish for it to be an approved business criteria for performance based compensation under Section 162(m) of the Internal Revenue Code.  Although the Committee has not viewed it as practicable or in our best interests to qualify our current incentive programs under 162(m) as performance based compensation because our incentive programs have a retention purpose as well as an incentive purpose, the Committee would like to preserve the ability to qualify future programs should it change the purpose of the programs.

If the Plan amendments are approved, Section 4(a) and Section 8(b) of the Plan will provide in their entirety as follows (new language is presented in bold italics):

“4(a) Number of Shares Available.           Subject to the provisions of clause (b) of this Section 4 and Section 10, the number of shares of Common Stock that may be issued under the Plan for Stock Incentives during the term of the Plan is Two Million Six Hundred Eighty Thousand (2,680,000).”

******

“8(b) Performance Awards Granted to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the Committee shall designate the Performance Award as an “Award to Covered Employee” and the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 8(b).

(i)                                     Performance Goal Generally.  The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Performance Awards shall be granted, exercised, vest and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, vesting and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)                                  Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or other business units of the Company, shall he used by the Committee in establishing performance goals for such Performance Awards: (1) net sales; (2) income from operations; (3) income before taxes; (4) income before interest, taxes, depreciation, amortization, incentives, service fees and/or extraordinary or special items; (5) net income or net income per common share (basic or diluted); (6) return on assets, return on investment, return on capital, or return on equity; (7) cash flow from operations, free cash flow (cash flow from operations less capital expenditures) or cash flow return on invested capital; (8) modified economic profit (a financial performance measure that calculates the profits that remain after considering an assumed cost of capital);  (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)                               Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards will be measured over a performance period specified by the Committee. A performance goal will be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.”

Potential Awards

As discussed under Long Term Incentives in the Compensation Discussion and Analysis section of this Proxy Statement, under the Company current stock incentive program amounts awarded are based in part on improvements to MEP. Under the program, subject to the availability of shares under the Plan, restricted stock awards will be made each year and generally will be based on a percentage (approximately 85.7%) of the increase in MEP over the prior year. However, the maximum grant date market value of the awards made for any year to all participants will be $4.5 million and the minimum grant date market value made in any year to all participants, including years in which the change in MEP is negative, will not exceed $1.5 million. The following table shows the number of shares that might be awarded with respect to fiscal year 2010 to named executive officers, all executive officers as a group and all other employees as a group, at the minimum and maximum award levels, assuming (i) no change in the manner of allocating awards from that used in June 2009 and (ii) a stock price of $4.05 per share, which represented the closing market price of the Company’s stock on September 9, 2009.

Name and Position	Minimum Award ($)	Minimum Award # of shares	Maximum Award ($)	Maximum Award (# of shares)

Timothy W. Newkirk President and Chief Executive Officer	$116,883	28,860	$350,653	86,581

Randy M. Schrick Vice President	$77,946	19,246	$233,843	57,739

All executive officers, as a group	$587,214	144,991	$1,761,649	434,975

All other employees, as a group	$912,785	225,379	$2,738,351	676,136

Description of the Plan (after giving effect to Plan Amendments)

The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the attached copy of the Plan.

Eligible Participants

Under the Plan, the Committee may grant stock incentives to any salaried, full-time employee of the Company or of any of its subsidiaries, including any executive officer (regardless of whether the officer is also a director of the Company), and any such person who has been offered employment by the Company or any of its subsidiaries, except that a prospective employee may not receive any payment or exercise any rights relating to a stock incentive until that person’s employment with the Company has commenced.  As of September 9, 2009, there were approximately 34 employees who might be eligible to participate in the Plan.

Shares Reserved under the Plan

Number of shares available. If the Plan Amendment to Section 4(a) is approved, 1,759,916 shares of Common Stock would be available for future awards.

Method of counting shares.  Shares subject to a stock incentive under the Plan that are not issued or transferred or that cease to be issuable or transferable, or if, after issuance or transfer, are reacquired by the

Company because the terms and conditions of the stock incentive are not fulfilled, are available for future awards.  Stock incentives settled by a cash payment instead of Common Stock will reduce the number of shares that may be issued under the Plan; however, shares of Common Stock withheld by the Company pursuant to a withholding tax election, as described below under “Withholding Taxes,” and shares used by Plan participants to pay the exercise price of stock incentives will not be deemed issued under the Plan. Shares issued under stock incentives granted by the Company to employees of other corporations who become employees of the Company due to a merger or acquisition will not reduce the number of shares that may be issued under the Plan. However, shares will not become available under the foregoing provisions in an event that would constitute a “material amendment” of the Plan subject to stockholder approval under then applicable NASDAQ Marketplace Rules. The Committee may determine that stock incentives may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as stock incentives will not result in delivery and vesting of shares in excess of the number then available under the Plan.

Adjustments.  The number and kind of shares available for issuance or subject to outstanding stock incentives, the exercise prices and other terms of outstanding stock incentives and other limitations in the Plan are subject to adjustment in the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Common Stock), recapitalization, stock split or reverse stock split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation. dissolution or other similar corporate transaction or event affects the Common Stock or, if deemed appropriate, in such circumstances the Committee may make provision for a payment of cash or property to the holder of an outstanding stock incentive or award new stock incentives in substitution for outstanding stock incentives.

The Committee also is authorized to make adjustments to stock incentives in recognition of unusual or nonrecurring items or events affecting the Company or any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions, or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit, performance of comparable organizations, economic and business conditions, personal performance of a participant and any other circumstances deemed relevant; provided that no such adjustment will be authorized or made if and to the extent that the existence of such authority would cause stock incentives intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder (the “Code”) to otherwise fail to so qualify.

Source of shares. The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

Outstanding Awards.

As of September 9, 2009, no awards have been made under the Plan which have vested, 881,934 restricted stock awards have been made which remain unvested and 59,916 shares remain available for future grant. If the Plan Amendment to Section 4(a) is approved, 1,759,916 shares will be available for future grant.  As of September 9, 2009, the number of outstanding, unvested awards held by our named executive officers, all executive officers as a group and all other employees, as a group, was as follows;  Mr. Timothy W. Newkirk — 75,995, Mr. Randy M. Schrick 67,830;  all executive officers, as a group -329,827; all other employees, as a group — 552,107.

The Company has five equity compensation plans under which there are awards outstanding.  These are the Stock Incentive Plan of 2004, the Stock Incentive Plan of 1996, the 1998 Stock Incentive Plan for Salaried Employees, the 1996 Stock Option Plan for Outside Directors and the Non-Employee Directors’ Restricted Stock Plan. (Directors who are not employees are not eligible to participate under the 1996, 1998 or 2004 Incentive Plans.) No new awards may be granted under the Stock Incentive Plan of 1996, the 1998 Stock Incentive Plan or the 1996 Stock Option Plan for Outside Directors.  The following is a summary of securities authorized for issuance under all equity compensation plans as of September 9, 2009.

	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average of exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	276,600	$5.28	64,940
Equity compensation plans not approved by security holders
Total	276,600	$5.28	64,940

(1)  Of these securities, as of June 30, 2009, 59,916 shares may also be issued as performance or restricted stock awards under the terms of the Stock Incentive Plan of 2004

Plan Administration

Committee and members.  The Plan is administered by the Human Resources and Compensation Committee of the Board of Directors, consisting of not less than three directors designated by the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (or any successor rule or statute at the time in effect) (the “Exchange Act”), and an “outside director” for purposes of Regulation 1.162-27 under Section 162(m) of the Code.

Powers of Committee.  The Committee has, among other powers, the power to

•                  designate persons who will participate in the Plan;

•                  determine the type or types of stock incentive to be granted to an eligible employee;

•                  determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, stock incentives;

•                  determine the terms and conditions of any stock incentive;

•                  determine whether, to what extent, and under what circumstances stock incentives may be settled or exercised in cash, shares of Common Stock, other securities, other stock incentives or other property, or canceled, forfeited, or suspended;

•                  determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other stock incentives, other property, and other amounts payable with respect to a stock incentive will be deferred either automatically or at the election of the holder thereof or of the Committee;

•                  interpret and administer the Plan and any instrument or agreement relating to, or stock incentive granted under, the Plan;

•                  establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

•                  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Except as provided in the Plan, the Committee may take action such that

•                  any or all outstanding Stock Options or Stock Appreciation Right will become exercisable in part or in full;

•                  all or a portion of the vesting period applicable to any outstanding Stock Award will lapse;

•                  all or a portion of the performance period applicable to any outstanding Performance Award will lapse; and

•                  the performance goals applicable to any outstanding award (if any) will be deemed to be satisfied at the maximum or any other level.

However, except in the event of a Participant’s death or disability (as defined in the Plan) or a change in control or as provided in the Plan and summarized above under “Adjustments”, no award intended to qualify as “performance-based compensation” under the Code may be amended, nor may the Committee exercise any discretionary authority it may otherwise have, in any manner, to waive the achievement of the applicable performance goal, or to increase the amount payable pursuant thereto, in a manner that would cause such award to cease to so qualify. Notwithstanding that performance goals may be achieved, the Committee may determine, in its discretion, whether and the extent to which an award intended to qualify as “performance-based compensation” will be paid.

Types of Awards Under the Plan

The Plan permits four basics types of stock incentives:

•                  stock options, which will be non-qualified stock options (“non-qualified stock options”);

•                  stock appreciation rights (“stock appreciation rights”) granted in connection with stock options;

•                  stock awards (“stock awards”); and

•                  performance awards (“performance awards”), which may be denominated as a stock award or other form of stock incentive or a combination of any of these incentives.

The Committee has the sole discretion to determine the number or amount of shares, units, or other rights to be awarded to any Plan participant. However, subject to adjustment as provided in the Plan, to the extent necessary for an award to be qualified performance based compensation under Section 162(m) of the Code, the maximum aggregate number of shares of Common Stock issuable under any stock incentives awarded to any individual with respect to any fiscal year of the Company is 100,000 shares or equivalents thereof.  Each stock incentive under the Plan is evidenced by a written award that will specify the terms and conditions of the stock incentive and any rules applicable thereto.

Stock Options.  A stock option is the right to purchase shares of the Company’s Common Stock at a set price for a period of time in the future.  Under the Plan, the purchase price for shares must be at least 100% of their fair market value on the date of grant.  “Fair Market Value” is defined in the Plan generally as the last reported sale price of the Company’s Common Stock on the date the option is granted.  None of the stock options granted under the Plan will be incentive stock options eligible for special tax treatment under Section 422 of the Code.

Unless otherwise determined by the Committee or permitted by the Plan, no stock option may be exercised until the expiration of six months and one day following the date of its grant.  The maximum period for exercise of a stock option is ten years from the date of the grant.  The Committee can fix a shorter time for a stock option and can impose such other terms and conditions on the grant of stock options as it chooses, consistent with the Plan and with applicable laws and regulations.

Stock Appreciation Rights.  A stock appreciation right is a right granted in connection with a stock option that entitles the holder to settle all or part of the exercise price of the stock option by requesting a payment from the Company in an amount equal to the amount by which the fair market value of one share exceeds the option exercise price.  Payments for stock appreciation rights may be made by the Company in cash, shares of Common Stock having an aggregate market value on the exercise date equal to the amount of appreciation or a combination of cash and shares.

Stock Awards.  A stock award is the grant of a right to receive shares of the Company’s Common Stock at a future date without the payment of cash.  A stock award need not be conditioned upon the satisfaction of specified performance objectives established prior to the grant and may be subject to such other terms and conditions, including restrictions on transfer, that the Committee may determine. With respect to a stock award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts equal to the cash dividends which would have been payable in respect of such shares if they had been issued or transferred at the time the stock award was granted together with interest on such amount.

Performance Awards Under the Plan, performance awards generally provide for the grant or vesting of a stock award, stock options or stock appreciation rights conditioned upon the Company or any subsidiary, division or business unit of the Company meeting certain performance goals established by the Committee during a specified performance period.  Performance goals may or may not be intended by the Committee to qualify as “performance based compensation” under Section 162(m) of the Code. The Committee will designate those awards intended to so qualify at the time of grant.  If the Plan Amendment to Section 8(b)(ii) is approved, the criteria upon which performance goals for awards intended to qualify as “performance based compensation” under Section 162(m) of the Code may be based will be limited to:

•                  net sales;

•                  income from operations, income before taxes, income before interest, taxes, depreciation, amortization, incentives, service fees and/or extraordinary or special items;

•                  net income or net income per common share (basic or diluted);

•                  return on assets, return on investment, return on capital, or return on equity;

•                  cash flow from operations, free cash flow (cash flow from operations less capital expenditures) or cash flow return on invested capital;

•                  modified economic profit (a financial performance measure that calculates the profits that remain after considering an assumed cost of capital);

•                  stock price or total stockholder return; and

•                  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

The Committee may increase or reduce the amount of a settlement to be made in connection with performance awards but may not exercise discretion to increase any amount payable with respect to an award intended to qualify as “performance based compensation” under the Code.

Vesting of Stock Awards and Performance Awards

Unless otherwise determined by the Committee, stock awards and performance awards will be subject to a vesting period of one year from the date of grant in the case of stock incentives that are performance based and of three years from the date of grant in the case of stock incentives that are not performance based.  Stock incentives may vest in whole or in part on an accelerated basis in the event of a participant’s death, disability, or retirement, or in the event of a change in control or other special circumstances, including involuntary termination without cause, in the sole discretion of the Committee.  A period that precedes the grant of the stock incentive will be treated as part of the vesting or performance period if the participant has been notified a reasonable time after the commencement of the period that he or she has the opportunity to earn the stock incentive based on performance and/or continued service.  Further, vesting over a vesting period may include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

Rights on Termination

If a participant is terminated for cause due to misconduct, as determined by the Committee, all of the participant’s stock incentives will expire.  Subject to the provisions of the Plan, unless otherwise determined by the Committee, upon termination of employment for other reasons the following provisions will apply.

•                  Stock Options and Stock Appreciation Rights

•                  Death.  In the event of death, a participant’s stock options and stock appreciation rights will remain exercisable for one year, unless they terminate earlier by their terms, and will continue to vest through the exercise date.

•                  Disability or Retirement. In the event of disability or retirement, as defined in the Plan, a participant’s stock options and stock appreciation rights will remain exercisable for three years, unless they terminate earlier by their terms, and will continue to vest through the exercise date.

•                  Other reasons.  In the event of terminations for any reason other than death, retirement, disability or cause due to misconduct, a participant’s right to exercise any stock option and related stock appreciation right will terminate one year after termination of employment, unless they terminate earlier by their terms.  In such event, the stock option or stock appreciation right will be exercisable only for any shares as to which the right of purchase had accrued at the time of termination of employment.

•                  Stock Awards and Performance Awards not intended to qualify as “performance-based compensation” under the Code

•                  Disability, death, retirement and involuntary termination without cause.  Except as otherwise determined by the Committee at the time of grant, if the employment of a participant terminates by reason of disability, death, retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, any restrictions and provisions for forfeiture on such participant’s outstanding stock awards will automatically expire, any performance goals with respect to performance awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the participant will be entitled to a prorated award equal to the number of stock awards or other stock incentives that would have been awarded (in the case of performance awards, at the target level) multiplied by a fraction, the numerator of which will equal the number of months such participant was employed by the Company during the vesting or performance period, as applicable (fractional months will be counted as full months) and the denominator of which will equal the number of months in the vesting or performance period, as applicable.

•                  Other reasons. Unless the Committee determines otherwise, if the employment of the participant with the Company or a subsidiary terminates for any other reason, the portion of such award which is subject to performance goals or other vesting requirement on the effective date of termination will be immediately forfeited and canceled by the Company.

•                  Performance Awards

•                  Death or disability. Except as otherwise determined by the Committee at the time of grant, if the employment of the participant with the Company or a Subsidiary terminates by reason of disability or death, any performance goals with respect to performance awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the participant will be entitled to a prorated award.  Such prorated award will be equal to the number of stock awards or other stock incentives that would have been awarded at the target level multiplied by a fraction, the numerator of which will equal the number of months such participant was employed by the Company during the performance period (fractional months will be counted as full months), and the denominator of which will equal the number of months in the performance period.

•                  Other reasons.  Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals on the effective date of such Participant’s termination of employment will be immediately forfeited and canceled by the Company.

Change in Control; Sale of Subsidiary

A change in control is deemed to occur in the event of certain acquisitions of 30% or more of the Company’s outstanding Common Stock and 50% of the Company’s outstanding Preferred Stock or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, certain changes of more than a majority of the membership of the Board of Directors or certain mergers which result in the Company’s stockholders owning less than 50% of the combined voting power of the surviving corporation.  Upon a change in control, unless the Committee provides otherwise in the applicable award agreement, any and all stock options and stock appreciation rights granted under the Plan to participants will be immediately exercisable in full, any provisions for forfeiture and restrictions on transfer of shares underlying stock awards held by participants will expire and performance awards held by participants will be deemed earned at the target level.

In the event of a change in control, the Committee may, in its discretion, permit participants to elect to receive cash based on a “change in control price” in exchange for their stock incentives.  The Committee also may determine that any stock options or stock appreciation rights not exercised prior to a change in control, or within such period of time thereafter (not to exceed 120 days) as the Committee may determine, will terminate. The Committee also may provide that stock options and stock appreciation rights will be subject to a mandatory cash-out in lieu of accelerated vesting.   The “change in control price” means an amount in cash equal to the higher of

•                  the amount of cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any transaction triggering the change in control or any liquidation of shares following a sale of substantially all assets of the Company, or

•                  the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the change in control.

In the event that the Company agrees to sell or otherwise dispose of substantially all the assets of, or a majority interest in, a subsidiary, then unless the Committee otherwise provides in the award relating to a stock incentive, any and all stock options and stock appreciation rights granted under the Plan to employees of the affected subsidiary will be immediately exercisable in full, any provisions for forfeiture and restrictions on transfer of shares underlying stock awards held by such employees will expire and performance awards held by such employees will be deemed earned at the target level.   The Committee may determine that any stock options or stock appreciation rights not exercised prior to any such event, or within such period of time thereafter (not to exceed 120 days) as the Committee may determine, will terminate.

Timing of Payments

The Plan permits the Committee to settle stock incentives on an installment, deferred or accelerated basis.  The Committee may authorized the creation of trust and deposit therein cash, stock or other property or make other arrangements to meet the Company’s obligations under the Plan.

Withholding Taxes

In lieu of requiring a Plan participant to pay amounts sufficient to satisfy the Company’s withholding obligation attributable to a stock incentive, the Committee may permit or require Plan participants to satisfy this obligation by having shares otherwise issuable under a stock incentive withheld, by permitting participants to deliver shares of Common Stock obtained pursuant to a stock incentive under the Plan or any other plan of the Company that have been held continuously by the participant for six months or more or by delivering other shares obtained by the Plan participant on the open market.  The amount of tax which may be paid by a Plan participant through share withholding or delivery of shares may not exceed the Company’s minimum federal and state withholding amounts.

Duration of and Amendments to the Plan

The Plan will remain in effect until all stock incentives have been exercised or satisfied in accordance with their terms.  However, no stock incentives may be granted under the Plan after October 14, 2014.  The Board may amend or terminate the Plan at any time; provided that it may not amend the Plan without an affirmative vote of the stockholders with respect to any amendment that would

•                  increase the aggregate number of shares of Common Stock that may be issued or transferred pursuant to stock incentives under the Plan,

•                  amend the provisions of the Plan with respect to eligibility of members of the Committee,

•                  permit any person who does not meet the eligibility requirements of the Plan to be granted a stock incentive under the Plan,

•                  permit shares to be valued or to be optioned at less than 100% of fair market value,

•                  change the business criteria upon which performance awards are based,

•                  extend the term of the Plan, or

•                  change the procedures for amending the Plan.

Discussion of Federal Income Tax Consequences

Set forth below is a brief description of certain significant United States federal income tax consequences of the Plan, under existing law. References to the “Company” means the Company or any subsidiary of the Company that employs the participating employee, as the case may be. In addition, the discussion applies primarily to participating employees that are citizens or resident aliens of the United States whose tax home or abode is in the United States.

The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

Non-qualified Stock Options. No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Plan. Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in the amount of the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

Stock Appreciation Rights. No income will be recognized by an optionee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the optionee will generally be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled to a deduction equal to the amount includable as ordinary income by the optionee.

Stock Awards.  A recipient of restricted stock under a stock award generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to a substantial risk of forfeiture, i.e., when it vests) over the amount, if any, paid for such stock. However, a recipient who is permitted by the terms of the award or by action of the Committee to do so may, by following certain procedures, elect to recognize the income at the date of the grant of the stock.  In this case, the amount of income recognized will equal the fair market value of the stock on the date of grant, minus any amount paid for the stock. In general, the Company will receive a compensation expense deduction with respect to grants of restricted stock made under the Plan.  The amount of the deduction in any tax year will generally be equal to the amounts included as compensation in the income of grant recipients in that year.  Accordingly, the amount and timing of the Company’s deduction will depend, among other things, on the value of the Company’s stock from time to time and on whether recipients make the election to recognize income on the date grants are made. A recipient of restricted stock under the Plan who elects to recognize income at the date of the grant of the stock may later forfeit the stock.  In this case the Company will have to add to its taxable income an amount equal to any compensation expense deduction received by it with respect to the grant.

Performance Awards. The award of a performance award under the Plan will not result in tax consequences to the Company or the participant.  Upon payment of amounts under the award, the participant will realize compensation taxable as ordinary income in an amount equal to any cash or the fair market value of the stock received, and the Company will be entitled to a deduction in the same amount.

Limitation on Company Deductions for Certain Compensation. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility by the Company.  This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers (“covered employees”) who are employed by the Company on the last day of the taxable year.  However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by stockholders, is not subject to his limitation on deductibility.  The Company has structured the Plan so that compensation resulting therefrom may qualify as performance-based compensation that would be deductible, assuming all other Code requirements are met at the time an award is made or paid.  However, the Company has made and may continue to make awards to covered employees that do not qualify as performance based compensation, and the Company makes no representation that future awards will so qualify. To date, the Committee has not viewed it as practicable or in the Company’s best interests to qualify compensation programs under 162(m) as performance based compensation because the Company’s incentive programs have a retention purpose as well as an incentive purpose

Change in Control. Under certain circumstances, accelerated vesting or exercise of stock options or stock appreciation rights, or the accelerated lapse of restrictions on restricted stock, in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a corresponding tax deduction.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN AMENDMENTS.

PROPOSED AMENDMENT TO MGP INGREDIENTS, INC.

NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

The Board of Directors recommends that stockholders approve the Directors’ Plan Amendment (as defined below) to the Non-Employee Directors Restricted Stock Plan (the “Directors’ Plan”). The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval the Directors’ Plan Amendment. For this purpose, abstentions will be counted as a vote against the Directors’ Plan Amendment but broker non-votes will not be counted.

The Company’s non-employee directors (all directors except Mr. Newkirk) will receive awards under the Directors’ Plan if the Directors Plan Amendment is approved. Therefore, such directors may be deemed to have an interest in the Directors’ Plan Amendment.

The Directors’ Plan Amendment, certain information about proposed awards and a summary of the Director’s Plan, after giving effect to the Directors’ Plan Amendment, follow.  A Copy of the Directors” Plan as proposed to be amended, is attached as Exhibit B.

The Directors’ Plan Amendment

At the request of the Human Resources and Compensation Committee (“Committee”) of the Board of Directors, the Board of Directors has approved the Directors’ Plan Amendment to Section 1.3(a) of the Plan.  The amendment to Section 1.3(a) increases the number of shares of Common Stock that may be issued under the Directors’ Plan from 75,000 to 175,000.

We are asking for approval of an increase in the number of shares authorized under the Directors’ Plan to comply with NASDAQ requirements.  A substantial portion of the compensation that we pay to outside directors is in the form of restricted stock, and we have nearly exhausted the number of shares available under the Directors’ Plan.  An increase in the number of non-employee directors and declines in market prices have resulted in utilization of shares at a faster rate than anticipated in 2006 when the Plan was adopted.

If the Directors’ Plan Amendment to Section 1.3(a) is approved, Section 1.3 of the Plan will provide in its entirety as follows (new language is present in italics):

(a)  “1.3       Shares of Stock Available Under the Plan.

(i)                                     (a)                                  Subject to the provisions of clause (c) below, the number of shares of Stock that may be delivered under the Plan during the term of the Plan is One Hundred Seventy Five Thousand (175,000).  If there is an insufficient number of shares available to deliver to all Directors on any date as of which an award is made, the available shares shall be delivered to Directors on such date pro-rata.

(ii)                                  (b)                                 Shares of Stock awarded under the Plan (“Restricted Stock”) will be previously-issued shares of Stock reacquired by the Company, including shares purchased in the open market.

(iii)                               (c)                                  Appropriate and equitable adjustment shall be made in the number and kind of shares of Stock available under the Plan and covered by Restricted Stock Awards in the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, reverse stock split, stock dividend, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Company. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded; or (ii) subject to an award under this Plan, the Company shall pay the holder of such award an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y)  the Fair Market Value thereof on the date of such adjustment. The decision of the Committee (as defined in Section 3.1) regarding such adjustment or substitution shall be final, binding and conclusive.”

Outstanding and Proposed Awards

Under the Directors’ Plan, each non-employee director receives restricted stock with a fair market value of $12,500 as determined on the first business day following each annual meeting or, if the director is appointed or elected on a day other than an annual meeting, on the day following such date of election or appointment.  A total of 54,107 shares have been awarded to date under the Directors’ Plan, of all of which remain unvested, and 20,893 shares remain available for issuance.  The number of unvested restricted share awards held by non-employee directors as of the date of mailing this proxy statement are as follows:  Mr. Braude – 7,281; Mr. Byom - 7,281; Mr. Cray - 7,281; Mr. Gradinger – 7,281, Ms. Miller – 7,281; Dr. Schaller – 7,281; Mrs. Seaberg – 3,140; Mr. Speirs – 7,281.  If the Directors’ Plan Amendment is approved, on the day following an annual meeting of stockholders during the term of the Directors’ Plan, each such person who is then in office will receive additional shares valued at $12,500 as of such date.  With respect to the 2009 Annual Meeting, this would amount to 3,086 shares each, assuming a share price of $4.05, which was the closing price on September 9, 2009. No restricted stock will be awarded if the Directors’ Plan Amendment is not approved at the Annual Meeting.

Please refer to the caption “Outstanding Awards” under the discussion of the Amendments to the 2004 Restricted Stock Plan for information on outstanding awards under other plans of the Company.

Description of the Directors’ Plan (after giving effect to Plan Amendment)

Background and Purpose

Following the recommendation of an outside consultant, in 2005 the Human Resources and Compensation Committee of the Board of Directors recommended that the equity component of the Non-Employee Directors’ compensation, which had consisted of an annual grant of options to acquire 2,000 shares of stock, be changed to an annual award of shares valued at $12,500.  This recommendation was suggested in order to provide Non-Employee Directors a direct ownership opportunity, similar to that of current shareholders, rather than a claim on future share price appreciation. The purpose of Directors’ Plan is to provide a means of compensating Non-Employee Directors that will help attract and retain qualified candidates to serve as Directors and to facilitate increases in the stock ownership and proprietary interest in the Company of Non-Employee Directors and thus their identification with the interests of the Company’s stockholders.

Presently there are eight persons eligible to participate in the Directors’ Plan.  Each of the nominees for director and the continuing directors, other than Mr. Newkirk, will be Non-Employee Directors under the Directors’ Plan.

Material Features of the Directors’ Plan

The following summary of the material features of the Directors’ Plan is qualified in its entirety by reference to the full text of the attached copy of the Directors’ Plan.

Award Amounts.  The Directors’ Plan provides that on the first business day following each annual meeting of stockholders, each Non-Employee Director will receive a grant of shares of restricted stock with a fair market value of $12,500.  A person who is elected or appointed to the Board on a date other than the date of an Annual Meeting and who is Non-Employee Director will be awarded shares of restricted stock as of the first business day following such date of election or appointment with a fair market value of $12,500.

Shares Subject to Plan. Subject to adjustments in the case of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, reverse stock split, stock dividend, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Company, the aggregate number of shares of stock that may be delivered under the Directors’ Plan, as proposed to be amended by the Directors’ Plan Amendment, is 175,000, of which 120,893 would be available for future grants.  Shares issued under the plan will be treasury shares of the Company.

Vesting; forfeiture.  Shares of restricted stock awarded under the plan will be issued as promptly as practical following an award date, but will not be released to a director until they have vested.  Shares will vest on the third anniversary of the date of the award, subject to accelerated vesting upon the death of the director or a change in control, as defined in the Directors’ Plan.  The Human Resources and Compensation Committee may authorize accelerated vesting in any given case should a director retire or not stand for reelection at the end of his or her term or if the director’s service is terminated because of the inability to perform substantially his or her duties due to a physical or mental condition. Shares of restricted stock also are subject to forfeiture if, prior to vesting, a director resigns from the Board during his or her term as a director.

Rights of Holders.  During the vesting period, a director will have all rights of a stockholder with respect to his or her restricted shares, including the right to vote the shares and receive dividends thereon, but may not sell or dispose of the shares during the vesting period.

Administration.  The Directors’ Plan will be administered by the Human Resources and Compensation Committee of the Board of Directors’ (“the Committee”).  The Committee will have full power and authority to construe and administer the Directors’ Plan.  The Committee’s interpretations and actions will be final, conclusive and binding upon all persons for all purposes.  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, will be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf will, to the extent permitted by law, be fully indemnified and protected by the Company in respect to any such action, determination or interpretation.

Amendments to the Directors’ Plan

The Board may amend or terminate the Directors’ Plan at any time, provided that the Board may not amend or terminate the Directors’ Plan without the consent of any director if such amendment or termination would adversely affect the director’s rights under outstanding awards.  In addition, stockholder approval of any amendment is required if stockholder approval is required under applicable law or the rules of any national securities exchange or automated quotation system on which any of the Company’s equity securities are listed or quoted.

Discussion of Federal Income Tax Consequences

A recipient of restricted stock under the Directors’ Plan will recognize ordinary income in an amount equal to the fair market value of the stock.  Generally the income will be recognized at the time the stock vests and will equal the fair market value of the stock on the date it vests.  However, a recipient may, by following certain procedures, elect to recognize the income at the date of the grant of the stock.  In this case, the amount of income recognized will equal the fair market value of the stock on the date of grant.    In general, the Company will receive a compensation expense deduction with respect to grants of restricted stock made under the Directors’ Plan.  The amount of the deduction in any tax year will generally be equal to the amounts included as compensation in the income of grant recipients in that year.  Accordingly, the amount and timing of the Company’s deduction will depend, among other things, on the value of the Company’s stock from time to time and on whether recipients make the election to recognize income on the date grants are made.

The Company will not able to deduct, with respect to grants of restricted stock made under the Directors’ Plan, any amount that would not be deductible under the ordinary rules relating to the deduction of compensation.  For example, under certain circumstances, accelerated vesting of restricted stock in connection with a change in control of the Company could, when combined with other compensation that might be paid by the Company in connection with such event, give rise to a so-called “excess parachute payment” for tax purposes.  If this were to occur, the Company will not be able to deduct the excess parachute payment.

A recipient of restricted stock under the Directors’ Plan who elects to recognize income at the date of the grant of the stock may later forfeit the stock.  In this case the Company will have to add to its taxable income an amount equal to any compensation expense deduction received by it with respect to the grant.

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS’ PLAN AMENDMENT.

OTHER MATTERS

A Proxy confers discretionary authority with respect to the voting of shares represented thereby on any other business that properly may come before the meeting as to which the Company did not have notice prior to August 11, 2009.  The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business.  However, if any such other business does come before the meeting, shares represented by proxies given pursuant to this solicitation will be voted by the persons named in the Proxy in accordance with their best judgment.  A Proxy also confers discretionary authority on the persons named to approve minutes of last year’s Annual Meeting, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors selected the firm of KPMG LLP as independent certified public accountants to audit the books, records and accounts of the Company for fiscal 2009.  The selection was made upon the recommendation of the Audit Review Committee.  It is anticipated that KPMG LLP will be selected to perform the audit for fiscal 2010 at the Board’s October meeting.  Representatives of KPMG LLP will be present at the stockholders’ meeting.  They will have the opportunity to make a statement and will be available to respond to appropriate questions.

KPMG LLP was first appointed as the Company’s accountant in September 2008.  BKD, LLP was previously the principal accountant for the Company.  On September 17, 2008, the Audit Review Committee of the Company’s Board of Directors approved the dismissal of BKD, LLP and the engagement of KPMG LLP as the Company’s independent registered public accounting firm.  KPMG completed its prospective client evaluation process on September 18, 2008.

The audit reports of BKD, LLP on the consolidated financial statements as of June 30, 2008 and July 1, 2007 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that (i) both reports noted that in 2007, the Company changed its method of accounting for pension and post-retirement benefits, and (ii) the report on the consolidated financial statements as of June 30, 2008 noted that (a) the Company changed its measurement date used to account for its defined benefit post-retirement benefit plan and (b) the Company changed its method of accounting for uncertain tax positions.  The post-retirement plan changes resulted from the release by the Financial Accounting Standards Board (“FASB”) of Statement of Financial Accounting Standards Statement No. 158 (“SFAS 158”), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R), and the change in method of accounting for uncertain tax positions resulted from the Company’s adoption of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB No. 109.

The audit reports of BKD, LLP on management’s assessment of the effectiveness of internal control over financial reporting and on the effectiveness of internal control over financial reporting as of July 1, 2007 and June 30, 2008, respectively, did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended July 1, 2007 and June 30, 2008 and through September 17, 2008, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of regulation S-K and related instructions) with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BKD, LLP, would have caused it to make references to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for a material weakness related to the recognition of deferred income, which management identified in connection with its evaluation required by paragraph (d) of Regulation 13(a)-15 that occurred during the third quarter of fiscal 2008.  The Company believes that the material weakness was remediated as of March 31, 2008 and, as indicated above, BKD, LLP issued an unqualified report on the Company’s internal control over financial reporting as of June 30, 2008.   The Audit Review Committee discussed the material weakness with BKD, LLP, and the Company has authorized BKD, LLP to respond fully to inquiries from KPMG LLP. During fiscal year 2009, there have been no reportable events.

During the fiscal years ended July 1, 2007 and June 30, 2008 and through September 17, 2008, the Company did not consult with KPMG LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or a reportable event as defined above.

AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

Set forth below are the aggregate fees billed the Company by its principal accountant, KPMG LLP for the fiscal year ended June 30, 2009, and BKD, LLP, for the fiscal year ended June 30, 2008 for (i) professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s reports on Form 10-Q during such fiscal year (“Audit Fees”), (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements but are not included in Audit Fees (“Audit-Related Fees”), (iii) professional services rendered for tax compliance, tax advice or tax planning (“Tax Fees”) and (iv) other products and services (“Other Fees”).  The Audit Review Committee has considered whether the provision of such services is compatible with maintaining the independence of its principal auditor.  The Audit Review Committee has the sole right to engage and terminate the Company’s independent auditor, to pre-approve the performance of audit services and permitted non-audit services and to approve all audit and non-audit fees. The Audit Review Committee has empowered its chairman to act on the Committee’s behalf between meetings to approve permitted non-audit services; the chairman must report any such services to the Audit Review Committee at its next scheduled meeting.

	Amount
Type of Fee	2009	2008
Audit Fees	$735,000	$381,907
Audit Related Fees	0	142,525
Tax Fees	0	0
All Other Fees	0	0
Total	$735,000	$524,432

PROXY SOLICITATIONS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

Stockholders who intend to present proposals for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Stockholders in October 2010 must forward them to the Company at Cray Business Plaza, 100 Commercial Street, P.O. Box 130, Atchison, Kansas 66002, Attention:  Marta L. Myers, Corporate Secretary, so that they are received on or before May 28, 2010.  In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice of the matter on or before August 11, 2010, at the above address.

HOUSEHOLDING

Only one copy of the Company’s Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders.  This procedure is referred to as “householding.”  In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials.  The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address.  If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at MGP Ingredients, Inc., Cray Business Plaza, 100 Commercial Street, P.O. Box 130, Atchison, Kansas 66002 or call the Corporate Secretary at 913-360-5232.  You can contact your broker or bank to make a similar request.  Stockholders sharing an address who now receive multiple copies of the Company’s Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

COMMUNICATIONS WITH DIRECTORS AND DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS.

The Company’s policy is to ask directors to attend the annual meeting of stockholders, and all of the directors attended last year’s Annual Meeting.  Stockholders may communicate directly with board members by writing the board or individual board members in care of the Company’s Secretary at the Company’s executive offices.  Letters should be addressed as follows: Name of director - In care of Marta Myers, Secretary - MGP Ingredients, Inc. — Cray Business Plaza, 100 Commercial Street, P.O. Box 130  — Atchison, Kansas 66002.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K to the Securities and Exchange Commission will be furnished to stockholders without charge upon written request directed to Marta Myers, Corporate Secretary, or Steve Pickman, Vice President, Corporate Relations and Marketing Services, MGP Ingredients, Inc., Cray Business Plaza, 100 Commercial Street, P.O. Box 130, Atchison, Kansas 66002-0130.  The Form 10-K and other reports that the Company files with the Securities and Exchange Commission may also be obtained through the Internet at www.mgpingredients.com.

By Order of the Board of Directors

John R. Speirs Chairman of the Board

September 25, 2009

EXHIBIT A

MGP INGREDIENTS, INC.
STOCK INCENTIVE PLAN OF 2004

MGP INGREDIENTS, INC.
STOCK INCENTIVE PLAN OF 2004

1.                                      PURPOSES.

The purpose of this Stock Incentive Plan of 2004 (the “Plan”) is to aid MGP Ingredients, Inc., a Kansas corporation (the “Company”), in attracting, retaining, motivating and rewarding employees who provide substantial services to the Company or its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders.

2.                                      DEFINITIONS.

Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2:

Award Agreement:  Any written agreement, contract, or other instrument or document evidencing any Stock Incentive, which may, but need not, be executed or acknowledged by a Participant.

Board of Directors or Board:  The Board of Directors of the Company.

Change in Control:  A Change in Control shall mean:

(i)  The acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries, trustees of the Cray Family Trust, or any person who acquires Common or Preferred Stock from Cloud L. Cray, Jr. or from any trust controlled by or for the benefit of Cloud L. Cray, Jr. prior to or as a result of his death) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the then outstanding shares of Common Stock and 50% of the then outstanding shares of Preferred Stock or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)  Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(iii)  Approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized,  merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

If any of the events enumerated in clauses (i) through (iii) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

Code:  The Internal Revenue Code of 1986 as now or hereafter amended.  References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

Committee:  The Human Resources and Compensation Committee of the Board of Directors of the Company or any other committee the Board may subsequently appoint to administer the Plan pursuant to Section 13 hereof, each member of which shall be a Qualified Member.  No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to be a Qualified Member.

Common Stock:  The Common Stock of the Company, no par value, or such other class of shares or other securities as may be subject to the Plan as the result of an adjustment made pursuant to the provisions of Section 10.

Company:  MGP Ingredients, Inc., a Kansas corporation.

Covered Employee:  An Eligible Person who is a Covered Employee as specified in Section 14(o).

Disability: The inability of a Participant to perform substantially such Participant’s duties and responsibilities due to a physical or mental condition that would entitle such Participant to benefits under the Company’s Long-Term Disability Plan in effect at the time or, if no such plan is in effect, such condition as would enable the Participant to receive an award for permanent and total disability from the Social Security Administration.

Eligible Person: A salaried, full-time employee of the Company or any Subsidiary, including any executive officer (whether or not also a director of the Company), and any such person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to a Stock Incentive until such person has commenced employment with the Company or a Subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or Subsidiary for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a Subsidiary has a substantial direct or indirect equity investment shall be deemed a Subsidiary, if so determined by the Committee.  Stock Incentives may be made to Eligible Persons whether or not they have received prior awards under the Plan or under any previously adopted plan, and whether or not they are participants in other benefit plans of the Company or any other Subsidiary.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Executive Officer:  At any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

Fair Market Value:  The fair market value of a share of Common Stock on the date as of which fair market value is to be determined shall be: (a) if the Common Stock is reported on the NASDAQ National Market System of the National Association of Securities Dealers, Inc., the last reported sales price of a share of Common Stock as reported by NASDAQ; or (b) if the Common Stock is listed on an established securities exchange or exchanges, the highest reported closing price of a share of Common Stock on such exchange or exchanges.  The fair market value of the Common Stock if not so reported or listed and the fair market value of any other property on the date as of which fair market value is to be determined shall mean the fair market value as determined by the Committee in its sole discretion.

Incentive Compensation:  Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to an agreement, resolution, arrangement, plan or practice, and whether payable currently or on a deferred basis, in cash, Common Stock or other property.

Incentive Stock Option:  A stock option which satisfies the requirements of Section 422 of the Code.  None of the Options granted under the Plan is intended to be an Incentive Stock Option.

Mature Stock:  Previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

Non-Qualified Stock Option:  A right to purchase Common Stock from the Company that is granted under Section 6 of the Plan.

Option:  An option to purchase shares of Common Stock or, where the context so requires, the instrument which evidences such an option.

Participant:  Any Eligible Person selected by the Committee to receive a Stock Incentive under the Plan.

Performance Award: A conditional right, granted to a Participant under Section 8, to a Stock Award or other Stock Incentive, as determined by the Committee, based upon performance criteria specified by the Committee.

Plan:  The Stock Incentive Plan of 2004 herein set forth as the same may from time to time be amended.

Qualified Member:  A member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1.162-27 under Code Section 162(m).

Retirement: Retirement at or after the attainment of age 62.

Stock Appreciation Right:  A right to receive a number of shares of Common Stock, cash, or a combination of the two based on the increase in the Fair Market Value of shares of Common Stock subject to an Option, as set forth in Section 7 of the Plan.

Stock Award:  An issuance or transfer of shares of Common Stock at the time a Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to a Stock Incentive that is contingent, in whole or in part, upon the attainment of a specified objective or objectives.

Stock Incentive:  A stock incentive granted under the Plan in one of the forms authorized in Section 3.

Subsidiary:  A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

3.                                      GRANTS OF STOCK INCENTIVES.

(a)  Persons Eligible to Participate.  Subject to the provisions of the Plan, the Committee may at any time grant Stock Incentives under the Plan to, and only to, Eligible Persons.

(b)  Forms of Stock Incentives.  Stock Incentives may be granted in the following forms:

(i)  a Stock Award, in accordance with Section 5, or

(ii)  a Stock Option, in accordance with Section 6, or

(iii)  a Stock Appreciation Right, in accordance with Section 7, or

(iv)  a Performance Award in accordance with Section 8, or

(v)  a combination of any of the foregoing.

(c)  Award Agreements.  Each Stock Incentive shall be evidenced by a written Award Agreement in a form prescribed by the Committee that is consistent with this Plan, that shall be delivered to the Participant and that shall specify the terms and conditions of the Stock Incentive and any rules applicable thereto.  The Committee may impose on any Stock Incentive or the exercise thereof, at the date of grant or thereafter (subject to Section 15(a) ), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.  The Committee shall retain full power and discretion with respect to any term or condition of a Stock Incentive that is not mandatory under the Plan.  The Committee shall require the payment of lawful consideration for a Stock Incentive to the extent necessary to satisfy the requirements of the Kansas General Corporations Act, and may otherwise require payment of consideration for a Stock Incentive except as limited by the Plan.  Award

Agreements may be executed on behalf of the Company and the Plan by any Executive Officer of the Company or such other officer of the Company as the Committee shall designate.

(d)  Amendments of Award Agreements.  Subject to the terms of the Plan, the Committee may from time to time authorize the amendment of outstanding Award Agreements so long as such amendments are consistent with the Plan; provided, that any such amendment that would adversely affect the rights of any Participant or any holder or beneficiary of any Stock Incentive theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.  The Committee may not reprice (as defined in Section 15(a)) any Stock Option which has been awarded to a Participant without stockholder approval.

(e)  Timing of Payment under Stock Incentives; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or Subsidiary upon the exercise of an Option or other Stock Incentive or settlement of a Stock Incentive may be made in a single payment or transfer, in installments, or on a deferred basis.  Installment or deferred payments may be required by the Committee (subject to Section 15(a)) or permitted at the election of the Participant on terms and conditions established by the Committee.

4.                                      STOCK SUBJECT TO THE PLAN.

(a)  Number of Shares Available.  Subject to the provisions of clause (b) of this Section 4 and Section 10, the number of shares of Common Stock that may be issued under the Plan for Stock Incentives during the term of the Plan is Two Million Six Hundred Eighty Thousand (2,680,000).

(b)  Share Counting Rules.  If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred or shall cease to be issuable or transferable under such Stock Incentive, or if, after issuance or transfer, any such shares shall be reacquired by the Company or Subsidiary because of a Participant’s failure to comply with or meet the terms and conditions of a Stock Incentive, such shares may again be made subject to Stock Incentives; and only the net additional shares issued upon the exercise or vesting of a Stock Incentive through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes shall be counted against the number of shares which are authorized for issuance under this paragraph.  The limitation provided for in this paragraph shall also be increased by the number of shares subject to any substitute Stock Incentives granted under Section 14(k).  Notwithstanding the foregoing, shares shall be deemed to have been issued pursuant to a Stock Option or Stock Award and shall be charged against the limitation provided for in this paragraph, whether actually delivered, to the extent of the number of shares covered by that portion of the related Stock Option or Stock Award granted under the Plan which is settled by the exercise of a Stock Appreciation Right or by a cash payment under a Stock Award.  The foregoing notwithstanding, shares shall not become available under this Section 4(b) in an event that would constitute a “material amendment” of the Plan subject to stockholder approval under then applicable NASDAQ Marketplace Rules.  Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Stock Incentives may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Stock Incentives will not result in delivery and vesting of shares in excess of the number then available under the Plan.

(c)  Use of Treasury and Other Shares.  Subject to the requirements of applicable Kansas law, authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan; provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall, unless and until transferred to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, available for any corporate purpose, irrespective of whether such shares are entered in a special account for purposes of the Plan.

(d)  Certain Limitations on Grants.  Notwithstanding any provision herein to the contrary, and subject to adjustment as provided in Section 10, to the extent necessary for an award to be qualified performance based compensation under Section 162(m) of the Code, the maximum aggregate number of shares of Common Stock issuable under any Stock Incentives awarded to any individual with respect to any fiscal year of the Company shall be 100,000 shares or equivalents thereof.  In addition, subject to other provisions of the Plan permitting the expiration of restrictions under certain circumstances, unless otherwise determined by the Committee the Stock Awards or Performance Awards granted under Section 5 or 8 will be subject to a vesting period of one year from the date of grant in the case of such Stock Incentives that are performance based and three years from the date of grant in the case of such Stock Incentives under Section 5 that are not performance based; provided, however, that such Stock Incentives may vest, in whole or in part, on an accelerated basis in the event of a Participant’s death, Disability, Retirement, or in the event of a Change in Control or other special circumstances, including involuntary termination without cause, in the sole discretion of the Committee.  In its discretion, the Committee may provide for vesting periods of longer or shorter duration that the one or three year periods referred to above. For purposes of this Section 4(d), (i) a period that precedes the grant of the Stock Incentive will be treated as part of the vesting or performance period if the participant has been notified a reasonable time after the commencement of the period that he or she has the opportunity to earn the Stock Incentive based on performance and/or continued service, and (ii) vesting over a vesting period may include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

5.                                      STOCK AWARDS.

Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

(a)  General.  A Stock Award shall be granted only (i) in payment of Incentive Compensation that has been earned, (ii) as Incentive Compensation to be earned, or (iii) a combination of (i) and (ii).

(b)  Valuation.  For the purposes of the Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Participant and whether or not such shares are subject to restrictions which affect their value.

(c)  Grant.  Shares of Common Stock subject to a Stock Award may be issued or transferred to a Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  With respect to a Stock Award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts equal to the cash dividends which would have been payable in respect of such shares (as adjusted under Section 10 of the Plan) if they had been issued or transferred at the time the Stock Award was granted.  Such payments may be made in cash, shares of Common Stock or a combination of cash and shares.  Such payments may be made at the time the shares are issued or transferred, or at the time or times the cash dividends would have been payable if the shares had been issued or transferred at the time the Stock Award was granted. A Stock Award may provide that if such payments are made at the time shares are issued or transferred, there also will be paid interest on any deferred dividend amounts, with respect to the number of shares of Common Stock subject to such award, if any.  Any amount payable in shares of Common Stock under the terms of the Stock Award may be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

(d)  Terms Relating to Transfer, Payment or Forfeiture.  A Stock Award may contain such other terms and conditions as the Committee may determine with respect to transfer, payment or forfeiture of all or any part of the Stock Award.

(e)  Other Terms.  A Stock Award may be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the shares issued or transferred pursuant to the Stock Award, as the Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award.

6.                                      STOCK OPTIONS.

Stock Incentives granted under the Plan in the form of Stock Options shall be Non-Qualified Stock Options and shall be subject to the following provisions:

(a)  Grant.  Subject to the provisions of the Plan, including those contained in this Section 6, the Committee shall have the sole and complete authority to determine the Eligible Persons to whom Options shall be granted, the number of shares of Common Stock to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

(b)  Date of Grant.  The “Date of Grant” of an Option shall be the date the action of the Committee providing for the grant of the Option is taken, or such later date as the Committee may provide.  An amendment to the terms of an existing Option shall not constitute the grant of a new Option except to the extent that the amendment increases the number of shares subject to the Option other than as the result of an amendment effected pursuant to the adjustment provisions of the Plan.

(c)  Price.  The price at which shares of Common Stock may be purchased under an Option (the “Option Price”) shall be specified in the Option and shall be not less than 100% of the Fair Market Value of such stock on the Date of Grant of the Option.

(d)  Term.  An Option shall be exercisable only during a term (the “Term of the Option” or “Term”) commencing not sooner than six months and one day after the Date of Grant of the Option and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date fixed by the Committee and stated in the Option, which date shall not be later than the tenth anniversary of the Date of Grant.  If an Option is granted for an original Term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its Term for a period ending not later than the tenth anniversary of the Date of Grant of the Option.

(e)  Installments.  An Option may provide that it shall be exercisable in full or in part at any time during the Term of the Option, or that it shall be exercisable in a specified series of installments.  Unless otherwise provided in the Option, installments or portions thereof not exercised in earlier periods shall be cumulative and shall be available for exercise in later periods.  The Committee may, by so providing in an Option, require any partial exercise thereof to be with respect to a specified minimum number of shares.

(f)  Exercise.  To the extent that the right to purchase shares has accrued under an Option, the Option may be exercised from time to time by the optionee or by a person or persons entitled to exercise the Option, by delivery to the Company of a written notice, in the manner and in such form as may be prescribed by the Committee, stating the number of shares with respect to which the Option is being exercised, and by making provision satisfactory to the Company for the payment in full of the Option price of the shares prior to or in connection with the delivery of certificates evidencing the shares. In this regard, no certificate representing Common Stock shall be delivered until (x) the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction), either in (A) cash (which includes certified bank or cashier’s checks or money orders), (B) Mature Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, or (C) by a combination of (A) and (B); and (y) full payment of any withholding taxes thereon required by the Company to be paid (or arrangements made for such payment to the Company’s satisfaction). Upon receipt of such notice and payment, the Company shall deliver to or upon the order of the optionee, or such other person entitled to exercise the Option, at the corporate headquarters of the Company, or at such place as shall be mutually acceptable, a certificate or certificates evidencing such shares.  An Option may not be exercised for fractional shares of Common Stock. The Committee may, in its discretion and at the request of the optionee, upon receipt in cash (as described above) of the exercise price and upon the provision of the amount of any taxes required to be withheld, issue shares directly to a brokerage firm selected by the optionee to whom the optionee has submitted an irrevocable notice of exercise in accordance with Regulation T of the Board of Directors of the Federal Revenue Board.

(g)  No Stockholder Rights Prior to Exercise.  No person shall have any rights of a stockholder by virtue of an Option except with respect to shares actually issued to him, and issuance of shares shall not confer retroactive rights to dividends.

7.                                      STOCK APPRECIATION RIGHTS.

(a)  Grant.  Stock Appreciation Rights may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option.  A grant of Stock Appreciation Rights shall either be included in the instrument evidencing the Option to which they relate or evidenced by a separate instrument meeting the requirements of Section 3 of the Plan.

(b)  Settlement.  A person entitled to exercise an Option in connection with which Stock Appreciation Rights shall have been granted shall be entitled, at such time or times and subject to such terms and conditions as may be stated in the granting instrument, to settle all or part of the Option by requesting the Company to pay, in cancellation of the part of the Option to be settled, consideration in an amount equal to the number of shares of

Common Stock subject to the canceled part of the Option times the amount by which the fair market value of one share on the exercise date exceeds the Option Price (the “Appreciation”).  The election shall be made in a written instrument, in form satisfactory to the Committee, delivered in the manner prescribed in Section 6 for the exercise of options.

(c)  Form of Consideration.  The form of the consideration to be paid for the Appreciation shall either be cash, shares of Common Stock having an aggregate market value on the exercise date equal to the Appreciation, or a combination of cash and shares.  Such form of consideration shall be specified either by the Committee or, subject to the approval of the Committee, by the person exercising the Stock Appreciation Right, provided that such form of consideration shall in no event include fractional shares of Common Stock.

(d)  Other Terms.  An Option in connection with which Stock Appreciation Rights are granted may prescribe or limit the period or periods of time during which the Stock Appreciation Rights may be exercised as provided in paragraph (b) of this Section 7, and may prescribe such additional terms and conditions applicable to the exercise of the Stock Appreciation Rights as may be determined by the Committee and as are consistent with the Plan.  In no event may Stock Appreciation Rights be exercised at a time when the Option in connection with which they were granted is not exercisable.

8.                                      PERFORMANCE AWARDS.

(a)  Performance Awards Generally.  The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 8.  Performance Awards may be denominated as a Stock Award or other Stock Incentive (or a combination) which may be earned or vest upon achievement or satisfaction of performance conditions specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

(b)  Performance Awards Granted to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the Committee shall designate the Performance Award as an “Award to Covered Employee” and the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 8(b).

(i)  Performance Goal Generally.  The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Performance Awards shall be granted, exercised, vest and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, vesting and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)  Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or other business units of the Company, shall he used by the Committee in establishing performance goals for such Performance Awards: (1) net sales; (2) income from operations; (3) income before taxes; (4) income before interest, taxes, depreciation, amortization, incentives, service fees and/or extraordinary or special items; (5) net income or net income per common share (basic or diluted); (6) return on assets, return on investment, return on capital, or return on equity; (7) cash flow from operations, free cash flow (cash flow from operations less capital expenditures) or cash flow return on invested capital; (8) modified economic (a financial performance measure that calculates the profits that remain after considering an assumed cost of capital;  (9)   stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)  Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(c)  Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards shall be in Stock Awards or other Stock Incentives, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award to Covered Employee subject to Section 8(b).

(d)  Written Determinations.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of any Award to Covered Employee intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Performance Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of such Award upon which settlement of the Award was conditioned have been satisfied.

9.                                      TERMINATION OR SUSPENSION OF EMPLOYMENT.

The following provisions shall apply in the event of the Participant’s termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Stock Incentive or thereafter:

(a)  Stock Options and Stock Appreciation Rights.

(i)  Termination of Employment Other than Due to Death, Disability, Cause or Retirement.  If the Participant’s employment with the Company or its Subsidiaries is terminated for any reason other than death, Disability, cause due to misconduct or Retirement, the Participant’s right to exercise any Stock Option and related Stock Appreciation Right will terminate one year after the cessation of employment, unless the Option or Right terminates earlier by its terms or under other provisions of the Plan.  Until the Option or Right terminates, it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued under the Plan at the time of cessation of employment, subject to all applicable conditions and restrictions provided in the Plan and the Option.  In no event shall an Option or Right be exercisable later than the date of expiration of the term of the Option or Right, and in no event shall an Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of cessation of employment.  Employment for the purposes of this paragraph shall mean continuous full-time salaried employment.  Vacations, sick leaves and any approved absence on leave shall not constitute a termination of employment or an interruption of continuous full-time salaried employment.

(ii)  Disability or Retirement.  If the Participant’s employment with the Company or its Subsidiaries is terminated by Disability or Retirement, any Stock Option or Stock Appreciation Right held by such Participant shall terminate on the earlier of (i) the third anniversary of such termination of employment, or (ii) the date the Option or Right would have otherwise expired by its terms had it not been for such termination of employment.  Until the Option terminates, it may be exercised by the optionee, his estate or legal representatives, for all or a portion of the shares as to which the right of purchase had accrued as of the date of such exercise, subject to all applicable conditions and restrictions provided in the Plan and the Option or Right.  In no event shall such Option or Right be exercisable later than the date of expiration of the term of the Option or Right, and in no event shall such Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of exercise.

(iii)  Death.  If the Participant’s employment with the Company or its Subsidiaries is terminated by death, and if any Stock Option or Stock Appreciation Right was in effect at the time of his death (whether or not its terms had then commenced), the Option or Right may, until the expiration of one year from the date of death of the Participant or until the earlier expiration of the term of the Option or Right, be exercised as and to the extent it could have been exercised by the Participant had he been living at the time of exercise, by the legal representatives of the Participant or by any person, persons or entity to whom his rights under the Option or Right shall have been transferred pursuant to the provisions of paragraph (h) of Section 14 of the Plan.  Such exercise shall not be limited to the shares as to which the right of purchase had accrued at the date of death of the Participant, but shall be subject to all applicable conditions and restrictions prescribed in the Plan and the Option or Right, including any installment provision.

(iv)  Acceleration and Extension of Exercisability.  The Committee may, in its discretion, provide (A) that a Stock Option or Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above; (B) that a Stock Option or Stock Appreciation Right granted to a participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the option or right would have expired had it not been for the termination of the Participant’s employment.

(b)  Stock Awards and Performance Awards that are not designated as an Award to Covered Employee.  Unless otherwise determined by the Committee, if the employment of the Participant with the Company or a Subsidiary terminates by reason of Disability, death, Retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, any restrictions and provisions for forfeiture on such Participant’s outstanding Stock Awards shall automatically expire, any performance goals with respect to Performance Awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the Participant will be entitled to a prorated award.  Such prorated award will be equal to the number of Stock Awards or other Stock Incentives that would have been awarded (in the case of Performance Awards, at the target level) multiplied by a fraction, the numerator of which shall equal the number of months such Participant was employed by the Company during the vesting or performance period, as applicable (fractional months shall be counted as full months) and the denominator of which shall equal the number of months in the vesting or performance period, as applicable. Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals or other vesting requirement on the effective date of such Participant’s termination of employment shall be immediately forfeited and canceled by the Company.

(c)  Performance Awards that are an Award to Covered Employee. Unless otherwise determined by the Committee, if the employment of the Participant with the Company or a Subsidiary terminates by reason of Disability or death, any performance goals with respect to Performance Awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the Participant will be entitled to a prorated award.  Such prorated award will be equal to the number of Stock Awards or other Stock Incentives that would have been awarded at the target level multiplied by a fraction, the numerator of which shall equal the number of months such Participant was employed by the Company during the performance period (fractional months shall be counted as full months), and the denominator of which shall equal the number of months in the performance period. Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals on the effective date of such Participant’s termination of employment shall be immediately forfeited and canceled by the Company.

(d)  Termination for Cause.  Notwithstanding the other provisions hereof, a Stock Incentive granted to a Participant shall expire and the Participant shall thereupon forfeit all rights thereunder if the Participant is terminated for cause due to the misconduct of the Participant.  The Committee shall, in its sole discretion, determine whether a termination was for cause due to misconduct.

10.                               ADJUSTMENT PROVISIONS

(a)  Adjustments to Shares and Price.  In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Common Stock), recapitalization, stock split or reverse stock split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation. dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of stock which may be delivered in connection with Stock Incentives granted thereafter; (ii) the number and kind of shares of stock by which annual per-person Stock Incentive limitations are measured under Section 4(d); (iii) the number and kind of shares of stock subject to or deliverable in respect of outstanding Stock Incentives; and (iv) the exercise price, grant price, purchase price or other terms (including performance goals) relating to any Stock Incentive or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 14(n)).The Committee may also determine that new Stock Incentives be substituted for any unexpired corresponding Stock Incentives then outstanding, such adjustments to be made in the case of outstanding Stock Options without an increase in the aggregate purchase price.  The decision of the Committee regarding any such adjustment or substitution shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.  The Company shall be obligated to, and therefore the Committee shall, provide for such equitable adjustments of outstanding Stock Incentives in order to preserve the positive intrinsic value of such Stock Incentives, unless in the circumstances the Participant would be able to realize such intrinsic value in the absence of an adjustment.

(b)  Other Adjustments.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Incentives (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring items or events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions, or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, Stock Appreciation Rights, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder; or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options, Stock Appreciation Rights or Performance Awards granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

The Committee may also unilaterally amend outstanding Stock Incentives to remove restrictions or otherwise change the terms of outstanding Stock Incentives to permit such incentives to be substituted for comparable incentives to be provided by any entity which assumes the obligations with respect to such outstanding Stock Incentives upon terms and conditions approved by the Board of Directors or Stockholders.

(c)  Committee Action Binding on all Persons.  The action of the Committee in approving any adjustment or change contemplated by this Section 10 shall be conclusively deemed to be equitable, appropriate, fair and/or comparable and shall be binding on all persons holding rights under the Plan.

11.                               CHANGE IN CONTROL; SALE OF SUBSIDIARY.

(a)  Change in Control.  Unless the Committee shall otherwise provide in the Award Agreement relating to a Stock Incentive granted under the Plan, upon the occurrence of a Change in Control:

(i)  Vesting of Stock Incentive.  Any Stock Incentive carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control; and

(ii)  Committee Power to Permit Cash Election.  The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Common Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Stock Incentives denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Stock Incentive, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Stock Incentive.  In addition, the Committee may provide that Options and Stock Appreciation Rights shall be subject to a mandatory cash-out in lieu of accelerated vesting.

(iii)  Stock Awards.  Any restrictions and provisions for forfeiture on all outstanding Stock Awards shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested.

(iv)  Performance Awards.  Each Grantee of a Performance Award for a performance period that has not been completed at the time of the Change in Control shall be deemed to have earned a Performance Award as of the time of such Change in Control equal to such Participant’s target award opportunity for such Performance Award.

(b)  Definition of “Change in Control Price.”  The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

(c)  Sale of Subsidiary. Unless the Committee shall otherwise provide in the Award Agreement relating to a Stock Incentive granted under the Plan, in the event that the Company sells or otherwise disposes of substantially all the assets of, or a majority interest in, a Subsidiary, then any and all Options and Stock Appreciation Rights granted under the Plan to employees of the affected Subsidiary shall be immediately exercisable in full, any restrictions and provisions for forfeiture on all outstanding Stock Awards held by employees of the affected Subsidiary shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested, and each employee of the affected subsidiary who holds a Performance Award for a performance period that has not been completed at the time of the sale or other disposition shall be deemed to have earned a Performance Award as of the time of such sale or disposition equal to such Participant’s target award opportunity for such Performance Award.

(d)  Other Powers.  The Committee in its discretion and at any time may take such additional action as it deems appropriate to address the effect of a Change in Control or the sale or disposition of a Subsidiary on awards issued under this Plan. Without limitation, the Committee may determine that any Stock Options or Stock Appreciation Rights not exercised prior to a Change in Control or the sale or other disposition of a Subsidiary, or within such period of time thereafter (not to exceed 120 days) as the Committee shall determine, shall terminate.

12.                               TERM.

(a)  Effective Date.  The Plan shall become effective when approved by the holders of a majority of the shares of the Company’s Common Stock and by the holders of a majority of the shares of the Company’s Preferred Stock, present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

(b)  Expiration Date.  No Stock Incentive shall be granted under the Plan after October 14, 2014.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Stock Incentive granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Stock Incentive or to waive any conditions or rights under any such Stock Incentive shall, continue after the authority for grant of new Stock Incentive hereunder has been exhausted.

13.                               ADMINISTRATION.

(a)  Committee.  The Plan shall be administered by the Committee which shall consist of not less than three directors of the Company designated by the Board of Directors; provided, however, that no director shall be designated as a member of the Committee unless such director shall at the time of designation be a Qualified Member.  At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Stock Incentive intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(b)  Delegation by the Board.  The Board of Directors, by adoption of the Plan, delegates to the Committee all of its authority under the Plan, including the authority to award Stock Incentives, but excluding the authority to amend or discontinue the Plan.

(c)  Authority of the Committee.

(i)  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (A) designate Participants; (B) determine the type or types of Stock Incentive to be granted to an eligible employee; (C) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Stock Incentives; (D) determine the terms and conditions of any Stock Incentive; (E) determine whether, to what extent, and under what circumstances Stock Incentives may be settled or exercised in cash, shares of Common Stock, other securities, other Stock Incentives or other property, or canceled, forfeited, or suspended; (F) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Stock Incentives, other property, and other amounts payable with respect to a Stock Incentive shall be deferred either automatically or at the election of the holder thereof or of the Committee; (G) interpret and administer the Plan and any instrument or agreement relating to, or Stock Incentive granted under, the Plan; (H) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (I) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(ii)  Unless prohibited by the Plan, the Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Stock Options or Stock Appreciation Right shall become exercisable in part or in full, (ii) all or a portion of the vesting period applicable to any outstanding Stock Award shall lapse, (iii) all or a portion of the performance period applicable to any outstanding Performance Award shall lapse, and (iv) the performance goals applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level.  Notwithstanding the foregoing, except as to Committee action in the event of the Participant’s death or Disability or a Change in Control or as provided in Section 10, no award designated as an Award to a Covered Employee may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to an award designated as an Award to a Covered Employee under this Plan, in any manner to waive the achievement of the applicable performance goal, or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause an award designated as an Award to a Covered Employee to cease to qualify for the exemption from the limitation on deductibility under Section 162(m) of the Code.  Notwithstanding that performance goals may be achieved, the Committee may determine, in its discretion, whether and the extent to which an award designated as an Award to a Covered Employee, as defined under Code Section 162(m), will be paid.

(d)  Committee Discretion Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Stock Incentive shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Stock Incentive, any stockholder and any employee. The Committee’s determination under the Plan including, without limitation, determination of the persons to receive awards, the form, amount and type of awards, the terms and provisions of awards and the written material evidencing such awards, any amendments to the terms and provisions of any awards, and the granting or rejecting of applications for delivery of shares of Common Stock need not be uniform and may be made selectively among otherwise eligible persons whether or not such persons are similarly situated.

(e)  Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified, held harmless and protected by the Company with respect to any such action or determination.

(f)  Delegation.  Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Stock Incentives to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Stock Incentives held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

14.                               GENERAL PROVISIONS.

(a)  No Rights to Participation or Employment.  No person shall have any right to participation in this Plan. Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any Participant with or without cause.

(b)  Restrictions on Shares.  Each Stock Incentive made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Stock Incentive upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting, exercise or settlement of such Stock Incentive or the delivery of shares thereunder, such Stock Incentive shall not vest, be exercised or settled and such shares shall not be issued or delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  In addition, the Committee may condition the grant of a Stock Incentive on compliance with certain listing, registration or other qualifications applicable to the Stock Incentive under any law or any obligation to obtain the consent or approval of a governmental body.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Stock Incentive made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.  The Company shall not be obligated by virtue of any terms and conditions of any Stock Incentive or any provisions of the Plan to recognize the exercise of a Stock Option or to sell or issue shares in violation of the Securities Act or the law of any government having jurisdiction thereof.  Any postponement or delay by the Company in recognizing the exercise of any Stock Option or in issuing any shares under a Stock Award or otherwise hereunder shall not extend the term of a Stock Option nor shorten the term of any restriction period or vesting period attached to any Stock Award or other award and neither the Company nor its directors or officers shall have any obligation or liability to the holder of a Stock Incentive or to any other person with respect to any shares as to which a Stock Option or other award shall lapse because of such postponement or as to which issuance under a Stock Award or other Stock Incentive was delayed.

(c)  No Rights as Stockholder.  Subject to the provisions of the applicable Stock Incentive, no Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

(d)  Grants of Awards to Future Employees.  The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be at the time of grant an Eligible Person, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Committee takes action to implement such agreement or commitment, which date shall for the purpose of the Plan be the date of grant.

(e)  Implementation of Stock Incentives by Subsidiaries.  In the case of a grant of a Stock Incentive to any employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive.  Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee or on such later date as the Committee shall specify.

(f)  Withholding and Payment of Taxes.  The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is permitted or required to withhold in connection with any Stock Incentive.  Such provisions may include a requirement that all or part of the amount of such taxes be paid to the Company or Subsidiary, in cash, at the time of settlement and may permit the Company to withhold an amount of cash, if any, which would otherwise be payable to a Participant, including withholding from wages or other cash compensation or awards otherwise due to the Participant, under this Plan or otherwise, in the amount necessary to satisfy any such obligation.  In the discretion of the Committee such provisions may also permit the payment of such taxes by the Company through the withholding of shares of Common Stock to be issued under a Stock Incentive, either on a mandatory or elective basis, or the delivery of shares of Mature Stock owned by the Participant (either actual delivery or by attestation procedures established by the Company), in any such case having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with a Stock Incentive, not exceeding the Company’s minimum statutory withholding amount, based on the Company’s minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable income resulting from the Stock Incentive.   Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

(g)  Required Consent to and Notification of Code Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with a Stock Incentive, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(h)  Non-transferability.  Except with the Committee’s prior approval, (i) no Stock Incentive and no rights under a Stock Incentive or under the Plan, contingent or otherwise, shall, by operation of law or otherwise, be transferable or assignable or subject to any encumbrance, pledge, hypothecation or charge of any nature, or to execution, attachment or other legal process, except that, in the event of the death of the Participant, the Participant’s rights under the Stock Incentive may pass, as provided by law, to the legal representatives of the Participant, and such legal representatives may transfer any rights in respect of such Stock Incentive to the person or persons or entity (including a trust) entitled thereto under the will of Participant, or in the case of intestacy, under the applicable laws relating to intestacy, and (ii) during the life of a Participant, the Stock Incentive shall be exercisable only by such Participant.

(i)  Other Compensation.  Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, profit-sharing, insurance, stock purchase, incentive compensation or bonus plan.

(j)  Place of Administration.  The place of administration of the Plan shall conclusively be deemed to be within the State of Kansas and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by and be determined exclusively and solely in accordance with, the laws of the State of Kansas.  Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced, shall be governed by the laws of the State of Kansas, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

(k)  Substitute Options.  Stock Incentives may be granted under the Plan from time to time in substitution for stock incentives held by employees of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary.  The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock incentives in substitution for which they are granted.

(l)  Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Common Stock pursuant to a Stock Incentive, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Common Stock, other Stock Incentives or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(m)  Payments in the Event of Forfeitures; Fractional Shares.  If so determined by the Committee, in the event of a forfeiture of a Stock Incentive with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Stock Incentive. Except as provided in the Plan, the Committee shall determine whether cash, other Stock Incentives or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(n)  Certain Limitations Relating to Accounting Treatment of Awards.  At any time that the Company is accounting for Stock Incentives under Accounting Principles Board Opinion 25 (“APB 25”), the Company intends that, with respect to such Stock Incentives, the compensation measurement date for accounting purposes shall occur at the date of grant or the date performance conditions are met if a Stock Incentive is fully contingent on achievement of performance goals, unless the Committee specifically determines otherwise.  Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or a Stock Incentive agreement would result, under APB 25, in “variable” accounting or a measurement date other than the date of grant or the date such performance conditions are met with respect to such Stock Incentives, if the Committee was not specifically aware of such accounting consequence at the time such Stock Incentive was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee.  This provision shall cease to be effective if and at such time as the Company no longer accounts for equity compensation under APB 25.

(o)  Compliance with Code Section 162(m).  It is the intent of the Company that Options and Stock Appreciation Rights granted to Covered Employees and other Stock Incentives designated as “Awards to Covered Employees” subject to Section 8(b) shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. Because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such award upon attainment of the applicable performance objectives.

(p)  Agreement.  The Committee may condition a Participant’s right (i) to exercise, vest or settle the award, and (ii) to receive delivery of shares, on the execution and delivery to the Company of the Award Agreement and the completion of other requirements, including, but not limited to, the execution of a non-compete and/or non-solicitation agreement by the recipient and delivery thereof to the Company.  Acceptance of, or receipt of the benefit of, a Stock Incentive shall be conclusively presumed to be assent by the holder to all of the terms and conditions of the Plan and of the Award Agreement, whether or not signed by the holder.

(q)  Termination of Employment or Service.  Unless otherwise determined by the Committee, a Participant employed by an entity that is a Subsidiary under this Plan shall be deemed to have terminated employment with or service to the Company for purposes of this Plan on the date that such entity ceases to be a Subsidiary hereunder.

(r)  Designation of Beneficiary.

(i)  If permitted by the Committee, a Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death.  To the extent an outstanding Stock Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option to the extent permitted under local law.

(ii)  Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee.  The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

(iii)  If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Stock Option hereunder held by such Participant, to the extent exercisable, may be exercised by, and any Stock Award not yet delivered shall be delivered, exchanged, or paid to, such Participant’s legal representative.

15.                               AMENDMENT OR DISCONTINUANCE OF PLAN.

(a)  Amendment.  The Plan may be amended by the Board of Directors at any time, provided that without the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and the affirmative vote of the holders of a majority of the Company’s Preferred Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) amends the provisions of paragraph (a) of Section 13 with respect to eligibility of members of the Committee, (iii) permits any person who does not meet the eligibility requirements of the Plan to be granted a Stock Incentive, (iv) amends the provisions of Sections 5, 6, 7 or 8 to permit shares to be valued or to be optioned at less than 100% of Fair Market Value or to change the business criteria in Section 8 upon which Performance Awards are based, (v) amends Section 12 to extend the term of the Plan, or (vi) amends this Section 15.  Any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval. Without the approval of stockholders, the Committee will not amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes it “repricing.”  For purposes of this plan, a “repricing” means: (1) amending the terms of an Option or Stock Appreciation Right after it is granted to lower its exercise price; (2) any other action that is treated as a repricing under generally accepted accounting principles; and (3) canceling an Option or Stock Appreciation Right at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, Stock Appreciation Right, Stock Award, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the Option, Stock Award or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Option holder.  Adjustments to awards under Section 10 will not be deemed “repricings,” however.

(b)  Discontinuance.  The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan at any time.

(c)  Consents.  No amendment or discontinuance of the Plan by the Board of Directors or the stockholders of the Company shall adversely affect, without the consent of the holder thereof, any Stock Incentive theretofore granted.

EXHIBIT B

MGP INGREDIENTS, INC.

NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN

16.                               Introduction

(a)                                  1.1                               The Plan; Effective Date; Duration.  This MGP Ingredients, Inc. Non-Employee Directors’ Restricted Stock Plan (the “Plan”) shall be effective as of the date of the 2006 Annual Meeting of Stockholders, if approved by stockholders at such Annual Meeting.  No award shall be made under the Plan after October 31, 2016.  This Plan is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, as a plan which provides for the transfer of restricted property as described in Prop. Reg. § 1.409A-1(b)(6), and is to be construed in accordance with this intent.

(b)                                 1.2                               Purpose.  The purpose of the Plan is to provide each non-employee member (“Director”) of the Board of Directors (the “Board”) of MGP Ingredients, Inc. (the “Company”) with awards (“Restricted Stock Awards”) of shares of common stock, no par value (“Stock”), of the Company, subject to the restrictions and other provisions of the Plan.  It is intended that the plan will (a) provide a means of compensating Directors that will help attract and retain qualified candidates to serve as Directors, and (b) permit Directors to increase their stock ownership and proprietary interest in the Company and their identification with the interests of the Company’s stockholders.

(c)                                  1.3                               Shares of Stock Available Under the Plan.

(i)                                     (a)                                  Subject to the provisions of clause (c) below, the number of shares of Stock that may be delivered under the Plan during the term of the Plan is One Hundred Seventy Five Thousand (175,000). If there is an insufficient number of shares available to deliver to all Directors on any date as of which an award is made, the available shares shall be delivered to Directors on such date pro-rata.

(ii)                                  (b)                                 Shares of Stock awarded under the Plan (“Restricted Stock”) will be previously-issued shares of Stock reacquired by the Company, including shares purchased in the open market.

(iii)                               (c)                                  Appropriate and equitable adjustment shall be made in the number and kind of shares of Stock available under the Plan and covered by Restricted Stock Awards in the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, reverse stock split, stock dividend, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Company. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded; or (ii) subject to an award under this Plan, the Company shall pay the holder of such award an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y)  the Fair Market Value thereof on the date of such adjustment. The decision of the Committee (as defined in Section 3.1) regarding such adjustment or substitution shall be final, binding and conclusive.

17.                               Restricted Stock Awards

(a)                                  2.1                               Award Dates.

(i)                                     (a)                                  During the term of this Plan, commencing in 2006, each Director in office on the first business day following the date of each annual meeting of stockholders (“Annual Meeting”) shall be awarded shares of Restricted Stock with a Fair Market Value of $12,500, as determined on such first business day following the Annual Meeting, subject in all cases to the limits imposed in Section 1.3.

(ii)                                  (b)                                 A Director who is elected or appointed to the Board on a date other than the date of an Annual Meeting shall be awarded shares of Restricted Stock as of the first business day following such date of election or appointment with a Fair Market Value of $12,500, as determined on such first business day following the date of election or appointment, subject in all cases to the limits imposed in Section 1.3

(iii)                               (c)                                  The “Fair Market Value” of a share of Restricted Stock on the date as of which fair market value is to be determined shall be: (a) if the Stock is reported on the NASDAQ Stock Market., the closing price of a share of Stock as reported by NASDAQ as of the day on which the award was made; or (b) if the Stock is listed on another established securities exchange or exchanges, the highest reported closing price of a share of Stock on such exchange or exchanges as of day on which the award was made.  The Fair Market Value of the Restricted Stock, if not so reported or listed, and the Fair Market Value of any other property on the date as of which Fair Market Value is to be determined, shall mean the fair market value as determined by the Committee in its sole discretion, using a reasonable valuation method consistently applied as provided in Prop. Reg. § 1.409A-1(b)(5)(iv)(B).

(b)                                 2.2                               Issuance of Stock.  As promptly as practical after the date as of which an award is made, the Company shall issue a certificate (“Certificate”), registered in the name of each Director receiving an award, representing the number of shares of Restricted Stock covered by the Director’s award.

(c)                                  2.3                               Rights of Holders of Restricted Stock.  Upon issuance of a Certificate, the Director in whose name the Certificate is registered shall, subject to the provisions of the Plan, have all of the rights of a stockholder with respect to the shares of Restricted Stock represented by the Certificate, including the right to vote the shares and receive cash dividends and other cash distributions thereon.

(d)                                 2.4                               Vesting Period.  The Restricted Stock shall be subject to the restrictions set forth in Sections 2.5 and 2.7 of the Plan. The Restricted Stock shall also be subject to a vesting period (the “Vesting Period”) commencing on the date as of which the Restricted Stock is awarded (the “Award Date”). The Restricted Stock becomes fully vested on the occurrence of one of the following events (the “Vesting Events”): (1) the third anniversary of the Award Date with respect to an award of Restricted Stock to a Director; (2) the death of the Director; or (3) a Change in Control, as defined below. Further, the Committee is authorized to accelerate vesting in any given case in the event of the following terminations of the Director’s Board service:

(i)                                     (a)                                  the retirement of the Director from the Board at the end of the Director’s term;

(ii)                                  (b)                                 the termination of the Director’s service on the Board as a result of the Director’s not standing for reelection for the Board; or

(iii)                               (c)                                  the termination of the Director’s service on the Board because of the Director’s inability to perform substantially such Director’s duties and responsibilities as a Director of the Company due to a physical or mental condition, as determined in the discretion of the Committee.

As used herein the term “Change in Control” means:

(x)                                   The acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries, trustees of the MGP Ingredients, Inc. Voting Trust or of the Cray Family Trust, or any person who acquires Common or Preferred Stock from Cloud L. Cray, Jr. or from any trust controlled by or for the benefit of Cloud L. Cray, Jr. prior to or as a result of his death) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the then outstanding shares of common stock and 50% of the then outstanding shares of preferred stock, par value $10 per share, or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(y)                                 Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the

Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(z)                                   Approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

If any of the events enumerated in clauses (x) through (z) occur, the Committee shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

(e)                                  2.5                               Forfeiture of Restricted Stock.  As of the date (“Resignation Date”) a Director resigns from the Board during the Director’s term, the Director shall forfeit to the Company all Restricted Stock awarded to the Director for which the Vesting Period has not ended as of or prior to the Resignation Date.

(f)                                    2.6                               Release of Restricted Stock.  Restricted Stock shall be released to the Director, free and clear of all restrictions and other provisions of the Plan, on the first business day immediately following the last day of the Vesting Period with respect to such Restricted Stock.

(g)                                 2.7                               Restrictions.  Restricted Stock shall be subject to the following restrictions during the Vesting Period:

(i)                                     (a)                                  The Restricted Stock shall be subject to forfeiture to the Company as provided in Section 2.5 of the Plan.

(ii)                                  (b)                                 The Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and neither the right to receive Restricted Stock nor any interest under the Plan may be assigned by a Director, and any attempted assignment shall be void.

(iii)                               (c)                                  Each Certificate representing shares of Restricted Stock shall be held by the Company and shall, at the option of the Company, bear an appropriate restrictive legend and be subject to appropriate “stop transfer” orders.  The Director shall deliver to the Company a stock power endorsed in blank to the Company to be used by the Company in the event the Restricted Stock is forfeited.

(iv)                              (d)                                 Any additional Stock or other securities or property (other than cash) that may be issued with respect to Restricted Stock as a result of any stock dividend, stock split, business combination or other event, shall be subject to the restrictions and other provisions of the Plan.

(v)                                 (e)                                  The issuance of any Restricted Stock award shall be subject to and contingent upon (i) completion of any registration or qualification of the Stock under any federal or state law or government rule or regulation that the Company, in its sole discretion, determines to be necessary or advisable; and (ii) the execution by the Director and delivery to the Company of (A) any agreement reasonably required by the Company, and (B) the stock power referred to in Section 2.7(c).

18.                               General Provisions.

(a)                                  3.1                               Administration.  The Plan shall be administered by a committee (the “Committee”) that shall be the Human Resources and Compensation Committee of the Board.  The Committee shall have full power, discretion and authority to interpret and administer the Plan.  The Committee’s interpretations and actions shall be final, conclusive and binding upon all persons for all purposes.  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect to any such action, determination or interpretation.

(b)                                 3.2                               No Retention Rights.  Neither the establishment of the Plan nor the awarding of Restricted Stock to a Director shall be considered to give the Director the right to be retained on, or nominated for reelection to, the Board, or to any benefits or awards not specifically provided for by the Plan.

(c)                                  3.3                               Interests Not Transferable.  Except as to withholding of any tax required under the laws of the United States or any state or locality, no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind.  Any attempt to alienate, sell, transfer, assign, pledge, attach or otherwise encumber any such benefits whether currently or thereafter payable, shall be void.  No benefit shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits.  If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber such person’s benefits under the Plan, or if by reason of such person’s bankruptcy or any other event, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Plan and hold or apply them to or for the benefit of such person entitled thereto under the Plan or such person’s spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

(d)                                 3.4                               Amendment and Termination.  The Board may at any time amend or terminate the Plan; provided that:

(i)                                     (a)                                  no amendment or termination shall, without the written consent of a Director, adversely affect the Director’s rights under outstanding awards of Restricted Stock; and

(ii)                                  (b)                                 Stockholder approval of any amendment shall be required if stockholder approval is required under applicable law or the rules of any national securities exchange or automated quotation system on which are listed or quoted any of the Company’s equity securities.

(e)                                  3.5                               Severability.  If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid.  Any Section or part thereof so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part thereof to the fullest extent possible while remaining lawful and valid.

(f)                                    3.6                               Controlling Law.  The law of Kansas, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

Cray Business Plaza

100 Commercial Street

P.O. Box 130

Atchison, Kansas 66002-0130

Phone: 913-367-1480

www.mgpingredients.com

MGP INGREDIENTS, INC.

CRAY BUSINESS PLAZA

100 COMMERCIAL

PO BOX 130

ATCHISON, KANSAS

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 a.m., Central Time, on October 22, 2009. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 1:00 a.m., Central Time, on October 22, 2009. Have your proxy/voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy/voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17394-P85359	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

MGP INGREDIENTS, INC.

The Board of Directors recommends that you vote FOR the following:

	For	Withhold	For All
	All	All	Except

Vote on Directors	☐	☐	☐

1.               Election of two Group A Directors for terms expiring in 2012.

Nominees:

01) Linda E. Miller

02) Daryl R. Schaller, Ph.D.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		For	Against	Abstain

		☐	☐	☐
Vote on Proposals		☐	☐	☐
		☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal(s):

2.	Proposal to amend Section 4(a) of the Stock Incentive Plan of 2004 to increase the number of shares authorized to be awarded under the Plan from 980,000 to 2,680,000.

3.

Proposal to amend Section 8(b)(ii) of the Stock Incentive Plan of 2004 to add modified economic profit as a business criteria that may be used in awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue.

4.	Proposal to amend Section 1.3(a) of the Non-Employee Directors’ Restricted Stock Plan to increase the number of shares authorized to be awarded under such Plan from 75,000 to 175,000.

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the reverse where indicated.	☐

Please indicate if you plan to attend this meeting.

☐	☐

Yes	No

Please sign exactly as your name(s) appear(s) above. Joint owners should each sign. Executors, trustees, custodians, etc., should indicate the capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE WE HAVE PROVIDED OR RETURN IT TO SECRETARY, MGP INGREDIENTS, INC., CRAY BUSINESS PLAZA, 100 COMMERCIAL STREET, ATCHISON, KS 66002.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M17395-P85359

Proxy/Voting Instruction Card — MGP INGREDIENTS, INC.	COMMON STOCK

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY. The undersigned appoints Timothy W. Newkirk, John R. Speirs and David E. Rindom, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on October 22, 2009, or at any adjournment thereof.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

VOTING INSTRUCTION. To participants in the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “ESPP”): This proxy/voting instruction card constitutes your voting instructions to the Plan Administrator, Computershare, to vote in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 22, 2009, or at any adjournment thereof.

IF YOU ARE A PARTICIPANT IN THE ESPP AND DO NOT DIRECT HOW THE ESPP SHARES SHOULD BE VOTED, THE PLAN ADMINISTRATOR WILL NOT VOTE THESE ESPP SHARES.

The undersigned has received the Company’s Annual Report for 2009 and its Proxy Statement.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

PLEASE RETURN THIS PROXY/VOTING INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

MGP INGREDIENTS, INC.	PROXY

Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Timothy W. Newkirk, David E. Rindom and John R. Speirs, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on October 22, 2009, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2009 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as you name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Proxies are hereby given the following authority:

1.                                      Election of one Group B Director for a term expiring in 2011.  The Board of Directors has nominated:

Karen Seaberg

☐  FOR Nominee             ☐  AUTHORITY WITHHELD from Nominee

2.                                      Election of one Group B Director for a term expiring in 2012.   The Board of Directors has nominated:

Michael Braude

☐  FOR Nominee             ☐  AUTHORITY WITHHELD from Nominee

3.                                      Proposal to amend Section 4(a) of the Stock Incentive Plan of 2004 to increase the number of shares authorized to be awarded under the Plan from 980,000 to 2,680,000

☐    FOR the Amendment

☐    AGAINST the Amendment

☐    ABSTAIN

4.                                      Proposal to amend Section 8(b)(ii) of the Stock Incentive Plan of 2004 to add modified economic profit as a business criteria that may be used in awards intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code

☐    Mark here to vote FOR the Amendment

☐    Mark here to vote AGAINST the Amendment

☐    Check here to ABSTAIN

5.                                    Proposal to amend Section 1.3(a) of the Non-Employee Directors’ Restricted Stock Plan to increase the number of shares authorized to be awarded under such Plan from 75,000 to 175,000

☐    FOR the Amendment

☐    AGAINST the Amendment

☐    ABSTAIN

6.                                      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL 1 AND 2 AND “FOR”  PROPOSALS 3, 4 AND 5

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 25, 2009

TO:                            Participants in the
Employee Stock Ownership Plan

Provisions of the Employee Stock Ownership Plan (the “Plan”) entitle participants to instruct the Trustees of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee, as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 22, 2009.

We are also enclosing a copy of the Company’s Annual Report for 2009 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours,

/s/ John R. Speirs
Chairman of the Board

MGP INGREDIENTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
c/o MGP Ingredients, Inc.
Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs Timothy W. Newkirk, David E. Rindom and Randall M. Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the “ESOP”), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 22, 2009, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2009 and its Proxy Statement.

Name of ESOP:  Midwest Grain Products, Inc. ESOP

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the nominees listed in Item 1 and FOR the proposals referred to in Items 2, 3 and 4.

1.                                       Election of two Group A Directors for terms expiring in 2012.  The Board of Directors has nominated:

Linda E. Miller                                                              Daryl R. Schaller, Ph.D.

☐    FOR both Nominees                                                          ☐   AUTHORITY WITHHELD from both Nominees

☐  AUTHORITY WITHHELD from the following Nominee:

2.        Proposal to amend Section 4(a) of the Stock Incentive Plan of 2004 to increase the number of shares authorized to be awarded under the Plan from 980,000 to 2,680,000

☐   FOR the Amendment

☐    AGAINST the Amendment

☐    ABSTAIN

3.         Proposal to amend Section 8(b)(ii) of the Stock Incentive Plan of 2004 to add modified economic profit as a business criteria that may be used in awards intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code

☐    FOR the Amendment

☐    AGAINST the Amendment

☐    ABSTAIN

4.         Proposal to amend Section 1.3(a) of the Non-Employee Directors’ Restricted Stock Plan to increase the number of shares authorized to be awarded under such Plan from 75,000 to 175,000

☐    FOR the Amendment

☐    AGAINST the Amendment

☐    ABSTAIN

5.        In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL 1 and “FOR” PROPOSALS 2, 3 AND 4.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.